Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
MARCH 31, 2010

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Rick Costello
Senior Vice President
Investor Relations
Phone (860) 547-8480
JR (John) Reilly
Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of April 23, 2010

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3

Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
Junior subordinated debentures	bbb-	BB	BB+	Ba1
Mandatory convertible preferred shares	bbb-	BB	BB	—

Hartford Life, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3

Hartford Life Insurance Company:
Short term rating	—	—	A-1	P-2
Consumer notes	a	BBB+	A	Baa1
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	C-1
Operating Results by Segment	C-2
Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
Three Months Ended March 31, 2009 and 2010	C-3
Consolidating Balance Sheets
As of December 31, 2009 and March 31, 2010	C-4
Capital Structure	C-5
Accumulated Other Comprehensive Loss	C-6
Computation of Basic and Diluted Earnings (Losses) Per Common Share	C-7
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC
Three Months Ended March 31, 2009 and 2010	C-8
Computation of Return-on-Equity Measures	C-9
Components of Net Realized Capital Gains (Losses) After-tax and DAC and Excluded From Core Earnings
Three Months Ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010	C-10

LIFE
Financial Highlights	L-1
Financial Highlights Excluding Impacts of the Unlock	L-1a
Operating Results	L-2
Total Assets Under Management	L-3
Consolidated Balance Sheets	L-4
Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
As of March 31, 2010	L-7
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Global Annuity — U.S.
Highlights	L-9
Income Statements	L-10
Supplemental Data — Account Value Rollforward	L-11
Global Annuity — International
Highlights	L-12
Japan
Income Statements	L-13
Supplemental Data — Account Value Rollforward in Dollars	L-14
Retirement
Income Statements
Retirement Plans	L-15
Mutual Funds	L-16
Supplemental Data
Deposits	L-17
Assets Under Management and Administration	L-18
Retirement Plans
Supplemental Data
Account Value and Asset Rollforward	L-19
Mutual Funds
Supplemental Data
Account Value and Asset Rollforward	L-20
Individual Life
Income Statements	L-21
Supplemental Data	L-22
Account Value Rollforward	L-23
Group Benefits
Income Statements	L-24
Supplemental Data	L-25
Institutional
Income Statements	L-26
Supplemental Data
Assets Under Management	L-27
Account Value and Asset Rollforward	L-28

PROPERTY & CASUALTY
Financial Highlights	PC-1
Operating Results	PC-2
Ongoing Operations Operating Results	PC-3
Ongoing Operations Underwriting Results	PC-4
Personal Lines Underwriting Results	PC-5
Personal Lines Written and Earned Premiums	PC-6
Small Commercial Underwriting Results	PC-7
Middle Market Underwriting Results	PC-8
Specialty Commercial Underwriting Results	PC-9
Specialty Commercial Written and Earned Premiums	PC-10
Other Operations Operating Results	PC-11
Other Operations Losses and Loss Adjustment Expenses	PC-12
Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-13
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
Three Months Ended March 31, 2010	PC-14
Reinsurance Recoverable Analysis	PC-15
Consolidated Income Statements	PC-16
Consolidated Balance Sheets	PC-17
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-18

INVESTMENTS
Investment Earnings Before-tax
Consolidated	I-1
Life	I-2
Property & Casualty	I-3
Corporate	I-4
Composition of Invested Assets
Consolidated	I-5
Life	I-6
Property & Casualty	I-7
Corporate	I-8
Unrealized Loss Aging
Consolidated	I-9
Life	I-10
Property & Casualty	I-11
Invested Asset Exposures
As of March 31, 2010	I-12

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reporting segments: Global Annuity-U.S., Global Annuity-International, Retirement, Individual Life, Group Benefits and Institutional. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities, trading, reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; certain fee income and commission expenses associated with sales of non-proprietary products by broker dealer subsidiaries; and inter-segment eliminations. In 2010, Life changed its reporting segments to reflect the current manner by which its chief operating decision maker views and manages the business. All segment data for prior reporting periods have been adjusted to reflect the current segment reporting.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated primarily based on core earnings.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; other than temporary impairment losses recognized in AOCI; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Noncontrolling interest (“NCI”) represents the minority interest portion of the equity of a subsidiary that is not attributable, directly or indirectly, to The Hartford.

•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.

•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•	Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, securities lending collateral and consolidated variable interest entity non-controlling interests.

•	Certain reclassifications have been made to the prior periods to conform to the March 31, 2010 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford’s non-GAAP and other financial measures to those of other companies. The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-2.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-7.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-11, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per common share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page C-1.

•	Book value per diluted share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are excluded from net loss available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page C-9.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month		3 Month
	2009	2009	2009	2009	2010	Change		Change
HIGHLIGHTS
Net income (loss)	$(1,209)	$(15)	$(220)	$557	$319	NM		(43%)
Core earnings (losses)	$(1,175)	$622	$660	$689	$545	NM		(21%)
Total revenues [1]	$5,394	$7,637	$5,230	$6,440	$6,319	17%		(2%)
Total assets	$276,168	$289,700	$316,720	$307,717	$317,282	15%		3%
Total assets under management [2]	$330,187	$352,074	$386,996	$380,834	$396,353	20%		4%

PER SHARE AND SHARES DATA [3]
Basic earnings per common share
Net income (loss) available to common shareholders	$(3.77)	$(0.06)	$(0.79)	$1.29	$(0.42)	89%		NM
Core earnings (losses) available to common shareholders	$(3.66)	$1.90	$1.68	$1.64	$0.16	NM		(90%)
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$(3.77)	$(0.06)	$(0.79)	$1.19	$(0.42)	89%		NM
Core earnings (losses) available to common shareholders	$(3.66)	$1.90	$1.56	$1.51	$0.14	NM		(90%)
Weighted average common shares outstanding (basic)	320.8	325.4	356.1	382.7	393.7	72.9	sh	11.0	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	321.5	326.6	382.5	416.2	428.5	107.0	sh	12.3	sh
Common shares outstanding	325.4	326.7	383.0	383.0	443.9	118.5	sh	60.9	sh
Book value per common share	$24.15	$32.20	$37.90	$38.92	$38.94	61%		—
Per common share impact of AOCI	$(23.98)	$(20.24)	$(8.40)	$(8.64)	$(5.35)	78%		38%
Book value per common share (excluding AOCI)	$48.13	$52.44	$46.30	$47.56	$44.29	(8%)		(7%)
Book value per diluted share			$34.64	$35.96	$35.17
Per diluted share impact of AOCI			$(7.67)	$(7.99)	$(4.68)
Book value per diluted share (excluding AOCI)			$42.31	$43.95	$39.85
Common shares outstanding and dilutive potential common shares			419.1	414.5	507.3

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [4]	(31.9%)	(34.2%)	(17.2%)	(8.4%)	0.2%	32.1		8.6
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [4]	(6.2%)	(6.5%)	(1.0%)	3.8%	10.6%	16.8		6.8
Debt to capitalization, including AOCI	44.0%	30.3%	25.1%	24.6%	27.8%	(16.2)		3.2
Annualized investment yield, after-tax	2.6%	2.9%	2.9%	2.9%	3.0%	0.4		0.1
Ongoing Property & Casualty GAAP combined ratio	89.9	93.7	93.0	85.1	91.7	(1.8)		(6.6)

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the Global Annuity-International variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page C-3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months ended March 31, 2009 and 2010.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[3]	See page C-7 for computation of basic and diluted earnings (losses) per common share.

[4]	See page C-9 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change

LIFE
Global Annuity Division
Global Annuity- U.S.	$(924)	$307	$313	$212	$152	NM	(28%)
Global Annuity- International [2]	(455)	142	81	54	73	NM	35%

Total Global Annuity Division	(1,379)	449	394	266	225	NM	(15%)

Retirement	(53)	11	26	16	37	NM	131%

Individual Life	—	43	28	30	39	NM	30%

Group Benefits	66	41	85	79	50	(24%)	(37%)

Institutional	(20)	(5)	(7)	(8)	(7)	65%	13%

Other [1]	5	(46)	(27)	2	21	NM	NM

Total Life core earnings (losses) [1][2]	(1,381)	493	499	385	365	NM	(5%)

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results
Personal Lines	75	(10)	(11)	66	54	(28%)	(18%)
Small Commercial	87	74	90	144	83	(5%)	(42%)
Middle Market	69	56	61	72	12	(83%)	(83%)
Specialty Commercial	23	36	30	81	52	126%	(36%)

Total Ongoing Operations underwriting results	254	156	170	363	201	(21%)	(45%)
Net servicing income	8	7	10	12	7	(13%)	(42%)
Net investment income	185	239	254	265	268	45%	1%
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(4)	(3)	(2)	(2)	33%	—
Other expenses [4]	(50)	(48)	(47)	(78)	(54)	(8%)	31%
Income tax expense [5]	(97)	(87)	(106)	(181)	(139)	(43%)	23%

Ongoing Operations core earnings	297	263	278	379	281	(5%)	(26%)

Other Operations core earnings (losses) [6]	24	(51)	(32)	(1)	23	(4%)	NM

Total Property & Casualty core earnings	321	212	246	378	304	(5%)	(20%)

Total Corporate core losses [1][3]	(115)	(83)	(85)	(74)	(124)	(8%)	(68%)

CONSOLIDATED
Core earnings (losses)	(1,175)	622	660	689	545	NM	(21%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [7][8]	(34)	(637)	(880)	(132)	(226)	NM	(71%)

Net income (loss)	$(1,209)	$(15)	$(220)	$557	$319	NM	(43%)

PER SHARE DATA [9]
Diluted earnings (losses) per common share
Core earnings (losses) available to common shareholders	$(3.66)	$1.90	$1.56	$1.51	$0.14	NM	(90%)
Net income (loss) available to common shareholders	$(3.77)	$(0.06)	$(0.79)	$1.19	$(0.42)	89%	NM

[1]	Included in Life are the after-tax restructuring charges of $54, $18 and $17 recorded in the three months ended June 30, 2009, September 30, 2009 and December 31, 2009, respectively. Also, included in Corporate are the after-tax restructuring charges of $4 and $4 recorded in the three months ended September 30, 2009 and December 31, 2009, respectively.

[2]	Includes the after-tax charge of $40 recorded in the three months ended March 31, 2009, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits. See page L-14 for additional information on the 3Win Trigger.

[3]	Includes an after-tax charge of $32 for Goodwill impairments in the three months ended March 31, 2009 and an after-tax charge of $47 for a litigation settlement in the three months ended March 31, 2010.

[4]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[5]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree healthcare costs beginning in 2013.

[6]	The three months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three months ended September 30, 2009 included an environmental reserve increase of $49, after-tax. The three months ended December 31, 2009 included an unallocated loss adjustment expense reserve increase of $16, after-tax.

[7]	Includes those net realized capital losses not included in core earnings (losses). See page C-8 for further analysis.

[8]	See page C-10 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[9]	See page C-9 for reconciliation of net income (loss) per common share to core earnings (losses) per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change

LIFE
Global Annuity Division
Global Annuity- U.S.	$65	$61	$89	$122	$95	46%	(22%)
Global Annuity- International [2]	(31)	32	58	64	51	NM	(20%)

Total Global Annuity Division	34	93	147	186	146	NM	(22%)

Retirement	1	11	19	15	36	NM	140%

Individual Life	26	41	50	33	40	54%	21%

Group Benefits	66	41	85	79	50	(24%)	(37%)

Institutional	(20)	(5)	(6)	(8)	(7)	65%	13%

Other [1]	5	(46)	(27)	2	21	NM	NM

Total Life core earnings excluding DAC unlock [1][2]	112	135	268	307	286	155%	(7%)
DAC Unlock	(1,493)	358	231	78	79	NM	1%

Total Life core earnings (losses) [1][2]	(1,381)	493	499	385	365	NM	(5%)

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	127	100	54	34	88	(31%)	159%
Small Commercial	98	107	90	108	86	(12%)	(20%)
Middle Market	27	42	15	19	11	(59%)	(42%)
Specialty Commercial	(1)	(10)	(9)	20	5	NM	(75%)

Total Ongoing Operations underwriting results before catastrophes and prior year development	251	239	150	181	190	(24%)	5%
Catastrophes, excluding prior year development	(65)	(142)	(115)	16	(79)	(22%)	NM
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	(5)	3	9	10	5	NM	(50%)
Other loss and loss adjustment expenses	73	56	126	156	85	16%	(46%)

Total Ongoing Operations underwriting results	254	156	170	363	201	(21%)	(45%)
Net servicing income	8	7	10	12	7	(13%)	(42%)
Net investment income	185	239	254	265	268	45%	1%
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(4)	(3)	(2)	(2)	33%	—
Other expenses [4]	(50)	(48)	(47)	(78)	(54)	(8%)	31%
Income tax expense [5]	(97)	(87)	(106)	(181)	(139)	(43%)	23%

Ongoing Operations core earnings	297	263	278	379	281	(5%)	(26%)

Other Operations core earnings (losses) [6]	24	(51)	(32)	(1)	23	(4%)	NM

Total Property & Casualty core earnings	321	212	246	378	304	(5%)	(20%)

CORPORATE
Total Corporate core losses [1][3]	(115)	(83)	(85)	(74)	(124)	(8%)	(68%)

CONSOLIDATED
Core earnings (losses)	(1,175)	622	660	689	545	NM	(21%)
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [7][8]	(34)	(637)	(880)	(132)	(226)	NM	(71%)

Net income (loss)	$(1,209)	$(15)	$(220)	$557	$319	NM	(43%)

[1]	Included in Life are the after-tax restructuring charges of $54, $18 and $17 recorded in the three months ended June 30, 2009, September 30, 2009 and December 31, 2009, respectively. Also, included in Corporate are the after-tax restructuring charges of $4 and $4 recorded in the three months ended September 30, 2009 and December 31, 2009, respectively.

[2]	Includes the after-tax charge of $40 recorded in the three months ended March 31, 2009, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits. See page L-14 for additional information on the 3Win Trigger.

[3]	Includes an after-tax charge of $32 for Goodwill impairments in the three months ended March 31, 2009 and an after-tax charge of $47 for a litigation settlement in the three months ended March 31, 2010.

[4]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[5]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree healthcare costs beginning in 2013.

[6]	The three months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax. The three months ended September 30, 2009 included an environmental reserve increase of $49, after-tax. The three months ended December 31, 2009 included an unallocated loss adjustment expense reserve increase of $16, after-tax.

[7]	Includes those net realized capital losses not included in core earnings (losses). See page C-8 for further analysis.

[8]	See page C-10 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2009 AND 2010

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2009	2010	Change	2009	2010	Change	2009	2010	Change	2009	2010	Change
Earned premiums	$1,318	$1,107	(16%)	$2,511	$2,420	(4%)	$—	$—	—	$3,829	$3,527	(8%)
Fee income	1,164	1,186	2%	—	—	—	3	3	—	1,167	1,189	2%
Net investment income:
Securities available-for-sale and other	689	744	8%	225	309	37%	6	7	17%	920	1,060	15%
Equity securities, trading [1]	(724)	701	NM	—	—	—	—	—	—	(724)	701	NM

Total net investment income	(35)	1,445	NM	225	309	37%	6	7	17%	196	1,761	NM
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(185)	(320)	(73%)	(36)	(20)	44%	(3)	—	100%	(224)	(340)	(52%)
OTTI losses recognized in other comprehensive income	—	182	NM	—	6	NM	—	—	—	—	188	NM

Net OTTI losses recognized in earnings	(185)	(138)	25%	(36)	(14)	61%	(3)	—	100%	(224)	(152)	32%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	550	(98)	NM	(287)	(26)	91%	45	—	(100%)	308	(124)	NM

Total net realized capital gains (losses)	365	(236)	NM	(323)	(40)	88%	42	—	(100%)	84	(276)	NM
Other revenues	—	—	—	118	118	—	—	—	—	118	118	—

Total revenues	2,812	3,502	25%	2,531	2,807	11%	51	10	(80%)	5,394	6,319	17%

Benefits, losses and loss adjustment expenses	3,059	1,583	(48%)	1,578	1,550	(2%)	—	—	—	4,637	3,133	(32%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	(724)	701	NM	—	—	—	—	—	—	(724)	701	NM
Amortization of deferred policy acquisition costs and present value of future profits	1,736	143	(92%)	523	508	(3%)	—	—	—	2,259	651	(71%)
Insurance operating costs and expenses	737	750	2%	161	169	5%	—	—	—	898	919	2%
Interest expense	—	—	—	—	—	—	120	120	—	120	120	—
Goodwill impairment	—	—	—	—	—	—	32	—	(100%)	32	—	(100%)
Other expenses	15	16	7%	159	164	3%	15	80	NM	189	260	38%

Total benefits and expenses	4,823	3,193	(34%)	2,421	2,391	(1%)	167	200	20%	7,411	5,784	(22%)

Income (loss) before income taxes	(2,011)	309	NM	110	416	NM	(116)	(190)	(64%)	(2,017)	535	NM

Income tax expense (benefit)	(753)	123	NM	(2)	159	NM	(53)	(66)	(25%)	(808)	216	NM

Net income (loss)	(1,258)	186	NM	112	257	129%	(63)	(124)	(97%)	(1,209)	319	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses) [2]	123	(179)	NM	(209)	(47)	78%	52	—	(100%)	(34)	(226)	NM

Core earnings (losses)	$(1,381)	$365	NM	$321	$304	(5%)	$(115)	$(124)	(8%)	$(1,175)	$545	NM

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the Global Annuity-International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	See page C-10 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2009 AND MARCH 31, 2010

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,
	2009	2010	Change	2009	2010	Change	2009	2010	Change	2009	2010	Change
Investments
Fixed maturities, available-for-sale, at fair value	$46,912	$50,743	8%	$23,911	$24,525	3%	$330	$316	(4%)	$71,153	$75,584	6%
Equity securities, trading, at fair value	32,321	32,053	(1%)	—	—	—	—	—	—	32,321	32,053	(1%)
Equity securities, available-for-sale, at fair value	680	585	(14%)	453	476	5%	88	92	5%	1,221	1,153	(6%)
Mortgage loans	5,002	4,409	(12%)	671	497	(26%)	265	256	(3%)	5,938	5,162	(13%)
Policy loans, at outstanding balance	2,174	2,177	—	—	—	—	—	—	—	2,174	2,177	—
Limited partnerships and other alternative investments	845	841	—	945	895	(5%)	—	—	—	1,790	1,736	(3%)
Other investments	457	780	71%	93	110	18%	52	51	(2%)	602	941	56%
Short-term investments	7,079	5,608	(21%)	1,283	917	(29%)	1,995	2,020	1%	10,357	8,545	(17%)

Total investments	95,470	97,196	2%	27,356	27,420	—	2,730	2,735	—	125,556	127,351	1%
Cash	1,898	1,807	(5%)	240	269	12%	4	3	(25%)	2,142	2,079	(3%)
Premiums receivable and agents’ balances	396	342	(14%)	3,008	3,060	2%	—	—	—	3,404	3,402	—
Reinsurance recoverables	2,190	2,028	(7%)	3,194	3,151	(1%)	—	—	—	5,384	5,179	(4%)
Deferred policy acquisition costs and present value of future profits	9,423	9,005	(4%)	1,263	1,265	—	—	—	—	10,686	10,270	(4%)
Deferred income taxes	1,679	1,248	(26%)	1,468	1,256	(14%)	793	818	3%	3,940	3,322	(16%)
Goodwill	470	470	—	149	149	—	585	585	—	1,204	1,204	—
Property and equipment, net	322	313	(3%)	685	699	2%	19	20	5%	1,026	1,032	1%
Other assets	2,492	1,879	(25%)	1,039	1,213	17%	450	153	(66%)	3,981	3,245	(18%)
Separate account assets	150,394	160,198	7%	—	—	—	—	—	—	150,394	160,198	7%

Total assets	$264,734	$274,486	4%	$38,402	$38,482	—	$4,581	$4,314	(6%)	$307,717	$317,282	3%

Future policy benefits, unpaid losses and loss adjustment expenses	$17,980	$17,990	—	$21,651	$21,560	—	$—	$—	—	$39,631	$39,550	—
Other policyholder funds and benefits payable	45,852	45,388	(1%)	—	—	—	—	—	—	45,852	45,388	(1%)
Other policyholder funds and benefits payable - International variable annuities	32,296	32,027	(1%)	—	—	—	—	—	—	32,296	32,027	(1%)
Unearned premiums	168	168	—	5,055	5,127	1%	(2)	(2)	—	5,221	5,293	1%
Debt	68	—	(100%)	—	—	—	5,771	6,872	19%	5,839	6,872	18%
Consumer notes	1,136	834	(27%)	—	—	—	—	—	—	1,136	834	(27%)
Other liabilities	5,284	5,514	4%	2,113	2,014	(5%)	2,057	1,752	(15%)	9,454	9,280	(2%)
Separate account liabilities	150,394	160,198	7%	—	—	—	—	—	—	150,394	160,198	7%

Total liabilities	253,178	262,119	4%	28,819	28,701	—	7,826	8,622	10%	289,823	299,442	3%

Common equity, excluding AOCI	13,254	13,467	2%	10,103	10,010	(1%)	(5,140)	(3,816)	26%	18,217	19,661	8%
Preferred stock	—	—	—	—	—	—	2,960	556	(81%)	2,960	556	(81%)
AOCI, net of tax	(1,727)	(1,100)	36%	(520)	(229)	56%	(1,065)	(1,048)	2%	(3,312)	(2,377)	28%

Total stockholders’ equity	11,527	12,367	7%	9,583	9,781	2%	(3,245)	(4,308)	(33%)	17,865	17,840	—
Noncontrolling Interest	29	—	(100%)	—	—	—	—	—	—	29	—	(100%)

Total equity	11,556	12,367	7%	9,583	9,781	2%	(3,245)	(4,308)	(33%)	17,894	17,840	—

Total liabilities and equity	$264,734	$274,486	4%	$38,402	$38,482	—	$4,581	$4,314	(6%)	$307,717	$317,282	3%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$419	$342	$342	$343	$275	(34%)	(20%)
Senior notes	4,052	3,778	3,778	3,779	4,877	20%	29%
Junior subordinated debentures	1,705	1,712	1,715	1,717	1,720	1%	—

Total debt [1]	$6,176	$5,832	$5,835	$5,839	$6,872	11%	18%

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$15,661	$17,131	$17,733	$18,217	$19,661	26%	8%
Preferred stock	—	2,921	2,940	2,960	556	NM	(81%)
AOCI, net of tax	(7,801)	(6,610)	(3,217)	(3,312)	(2,377)	70%	28%

Total stockholders’ equity	$7,860	$13,442	$17,456	$17,865	$17,840	127%	—

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$14,036	$19,274	$23,291	$23,704	$24,712	76%	4%

Total capitalization, excluding AOCI, net of tax	$21,837	$25,884	$26,508	$27,016	$27,089	24%	—

DEBT TO CAPITALIZATION RATIOS [1]
Ratio, Including AOCI
Total debt to capitalization	44.0%	30.3%	25.1%	24.6%	27.8%	(16.2)	3.2

Ratios, Excluding AOCI
Total debt to capitalization	28.3%	22.5%	22.0%	21.6%	25.4%	(2.9)	3.8

Total adjusted debt to capitalization [2] [3] [4] [5] [6]	28.8%	32.7%	31.9%	31.9%	26.0%	(2.8)	(5.9)

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $1,202, $1,199, $1,193, $1,136 and $834 as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.4 billion, $1.4 billion, $1.4 billion, $1.5 billion and $1.4 billion for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively.

[3]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the junior subordinated debentures.

[4]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the discount value of the Allianz transaction.

[5]	Reflects the assignment by certain rating agencies in the leverage calculation of 25% equity credit related to the preferred stock of the CPP transaction.

[6]	Reflects a rating agency assignment to adjust equity for pension related amounts that are included in AOCI.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE LOSS

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED

As of March 31, 2010
Fixed maturities net unrealized gain (loss)	$(1,409)	$(193)	$1	$(1,601)
Equities net unrealized gain (loss)	(3)	(29)	3	(29)
Other-than-temporary impairment losses recognized in AOCI	(145)	(47)	—	(192)
Net deferred gain on cash-flow hedging instruments	294	28	1	323

Total net unrealized gain (loss)	(1,263)	(241)	5	(1,499)
Foreign currency translation adjustments	163	—	—	163
Pension and other postretirement adjustment	—	12	(1,053)	(1,041)

Total accumulated other comprehensive loss	$(1,100)	$(229)	$(1,048)	$(2,377)

As of December 31, 2009
Fixed maturities net unrealized loss	$(1,978)	$(437)	$(1)	$(2,416)
Equities net unrealized gain (loss)	(33)	(42)	2	(73)
Other-than-temporary impairment losses recognized in AOCI	(168)	(56)	—	(224)
Net deferred gain on cash-flow hedging instruments	236	20	1	257

Total net unrealized gain (loss)	(1,943)	(515)	2	(2,456)
Foreign currency translation adjustments	216	(17)	—	199
Pension and other postretirement adjustment	—	12	(1,067)	(1,055)

Total accumulated other comprehensive loss	$(1,727)	$(520)	$(1,065)	$(3,312)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2009	2009	2009	2009	2010
Numerator:
Net income (loss)	$(1,209)	$(15)	$(220)	$557	$319
Less: MCP preferred dividends	—	—	—	—	1
Less: CPP preferred dividends and accretion of discount	—	3	62	62	482

Net income (loss) available to common shareholders	(1,209)	(18)	(282)	495	(164)
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	(1,209)	(18)	(282)	495	(164)

Net income (loss) available to common shareholders	(1,209)	(18)	(282)	495	(164)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [1]	(34)	(637)	(880)	(132)	(226)

Core earnings (losses) available to common shareholders	$(1,175)	$619	$598	$627	$62
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	—

Core earnings (losses) available to common shareholders and assumed conversion of preferred shares	(1,175)	619	598	627	62

Denominator:
Weighted average common shares outstanding (basic)	320.8	325.4	356.1	382.7	393.7
Dilutive effect of stock compensation	0.7	0.7	1.1	1.3	1.2
Dilutive effect of CPP Warrants [2]	—	0.5	25.3	32.0	32.3
Dilutive effect of Allianz warrants [3]	—	—	—	0.2	1.3

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	321.5	326.6	382.5	416.2	428.5
Dilutive effect of assumed conversion of MCP [4]	—	—	—	—	—

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	321.5	326.6	382.5	416.2	428.5

Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$(3.77)	$(0.06)	$(0.79)	$1.29	$(0.42)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses), and MCP preferred dividends	(0.11)	(1.96)	(2.47)	(0.35)	(0.58)

Core earnings (losses) available to common shareholders	(3.66)	1.90	1.68	1.64	0.16

Diluted earnings (losses) per common share [5]
Net income (loss) available to common shareholders	$(3.77)	$(0.06)	$(0.79)	$1.19	$(0.42)
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	(3.77)	(0.06)	(0.79)	1.19	(0.42)

Net income (loss) available to common shareholders	$(3.77)	$(0.06)	$(0.79)	$1.19	$(0.42)
Add: Difference arising from shares used for the denominator between net loss and core earnings	—	—	—	—	0.03
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(0.11)	(1.96)	(2.35)	(0.32)	(0.53)

Core earnings (losses) available to common shareholders	(3.66)	1.90	1.56	1.51	0.14
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	—

Core earnings (losses) available to common shareholders and assumed conversion of preferred shares	(3.66)	1.90	1.56	1.51	0.14

[1]	See page C-10 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[2]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79.

[3]	The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23.

[4]	The Hartford issued $575 of mandatory convertible preferred stock which, at March 31, 2010, would have been convertible into 3.4 million weighted average shares of common stock. However, the impact of applying the “if-converted” method to these shares was anti-dilutive and, therefore, the shares were not included in core earnings available to common shareholders and assumed conversion of preferred shares.

[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC
THREE MONTHS ENDED MARCH 31, 2009 AND 2010

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2009	2010	Change	2009	2010	Change	2009	2010	Change	2009	2010	Change
Net Realized Capital Gains (Losses), After-Tax and DAC
Gains/losses on sales, net	$(129)	$(14)	89%	$(169)	$(16)	91%	$—	$—	—	$(298)	$(30)	90%
Net impairment losses	(115)	(102)	11%	(24)	(11)	54%	(2)	—	100%	(141)	(113)	20%
Japanese fixed annuity contract hedges, net [1]	27	(10)	NM	—	—	—	—	—	—	27	(10)	NM
Results of variable annuity hedge program
GMWB derivatives, net	234	84	(64%)	—	—	—	—	—	—	234	84	(64%)
Macro hedge program	105	(75)	NM	—	—	—	—	—	—	105	(75)	NM

Total results of variable annuity hedge program	339	9	(97%)	—	—	—	—	—	—	339	9	(97%)
Other net gain (loss) [2]	(9)	(61)	NM	(18)	(22)	(22%)	54	—	(100%)	27	(83)	NM

Total net realized capital gains (losses), after-tax and DAC	$113	$(178)	NM	$(211)	$(49)	77%	$52	$—	(100%)	$(46)	$(227)	NM

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC
Total net realized capital losses	$113	$(178)	NM	$(211)	$(49)	77%	$52	$—	(100%)	$(46)	$(227)	NM
Less: total net realized capital gains (losses) included in core earnings (losses)	(10)	1	NM	(2)	(2)	—	—	—	—	(12)	(1)	92%

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$123	$(179)	NM	$(209)	$(47)	78%	$52	$—	(100%)	$(34)	$(226)	NM

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $4 and gain of $3 would have been recognized as an adjustment to this amount in the three months ended March 31, 2009 and 2010, respectively.

[2]	Other net gain (loss) primarily consists of changes to the fair value on warrants associated with the Allianz transaction, recorded in Corporate for the three months ended March 31, 2009. Other net gain (loss) also includes valuation allowances, losses on Japan 3 Win related to foreign currency swaps, changes in fair value on non-qualifying derivatives and other investment gains and losses recorded in Life, P&C, and Corporate for the three months ended March 31, 2010.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2009	2009	2009	2009	2010

Numerator [1]:
Net income (loss) available to common shareholders — last 12 months	$(4,103)	$(4,672)	$(2,323)	$(1,014)	$32
Core earnings (losses) available to common shareholders — last 12 months	$(1,109)	$(1,194)	$(174)	$669	$1,907

Denominator [2]:
Average common stockholders’ equity, including AOCI	12,848.0	13,672.5	13,536.5	12,086.5	12,850.0
Less: Average AOCI	(5,013.0)	(4,695.0)	(3,686.0)	(5,416.0)	(5,089.0)

Average common stockholders’ equity, excluding AOCI	17,861.0	18,367.5	17,222.5	17,502.5	17,939.0

ROE (net income (loss) last 12 months to common stockholders’ equity, including AOCI) [3]	(31.9%)	(34.2%)	(17.2%)	(8.4%)	0.2%
ROE (core earnings (losses) last 12 months to common stockholders’ equity, excluding AOCI) [3]	(6.2%)	(6.5%)	(1.0%)	3.8%	10.6%

[1]	For a reconciliation of net income (loss) to core earnings (losses), see page C-7.

[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.

[3]	When calculating return-on-equity, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are excluded from net loss available to common shareholders and core earnings (losses) available to common shareholders.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC EXCLUDED FROM CORE EARNINGS [1]

		Global Annuity-
	Global Annuity-	International-	Global Annuity-		Individual	Group
	U.S.	Japan	International	Retirement	Life	Benefits	Institutional	Total Life [2]	Ongoing	Other Ops	Total P&C	Total Corporate	Consolidated
Three months ended March 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	486	260	253	(57)	(33)	4	(237)	393	(286)	(34)	(320)	42	115
Less: Impacts of deferred policy acquisition costs (“DAC”)	213	3	2	(3)	(4)	—	—	205	—	—	—	—	205
Less: Impacts of tax	95	90	89	(21)	(11)	1	(83)	65	(100)	(11)	(111)	(10)	(56)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	178	167	162	(33)	(18)	3	(154)	123	(186)	(23)	(209)	52	(34)

Three months ended June 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(5)	(55)	(27)	(78)	(48)	(41)	(93)	(320)	(76)	2	(74)	(274)	(668)
Less: Impacts of deferred policy acquisition costs (“DAC”)	177	8	19	(9)	(7)	—	—	174	—	—	—	—	174
Less: Impacts of tax	(63)	(22)	(23)	(22)	(14)	(14)	(32)	(177)	(35)	—	(35)	7	(205)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(119)	(41)	(23)	(47)	(27)	(27)	(61)	(317)	(41)	2	(39)	(281)	(637)

Three months ended September 30, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(622)	(173)	(160)	(88)	(33)	(31)	(144)	(1,125)	(76)	(11)	(87)	(3)	(1,215)
Less: Impacts of deferred policy acquisition costs (“DAC”)	141	13	18	(12)	2	—	—	145	—	—	—	—	145
Less: Impacts of tax	(267)	(65)	(65)	(27)	(11)	(11)	(50)	(448)	(27)	(4)	(31)	(1)	(480)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(496)	(121)	(113)	(49)	(24)	(20)	(94)	(822)	(49)	(7)	(56)	(2)	(880)

Three months ended December 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	149	27	(26)	(103)	(30)	(53)	(257)	(390)	184	15	199	7	(184)
Less: Impacts of deferred policy acquisition costs (“DAC”)	19	(12)	(4)	(13)	(4)	—	—	(3)	—	—	—	—	(3)
Less: Impacts of tax	45	13	9	(31)	(9)	(19)	(91)	(120)	65	4	69	2	(49)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	85	26	(31)	(59)	(17)	(34)	(166)	(267)	119	11	130	5	(132)

Three months ended March 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	(51)	(65)	(73)	(13)	(26)	10	(75)	(234)	(34)	(4)	(38)	—	(272)
Less: Impacts of deferred policy acquisition costs (“DAC”)	(63)	5	2	(3)	—	—	—	(63)	—	—	—	—	(63)
Less: Impacts of tax	11	(24)	(25)	7	(3)	9	6	8	9	—	9	—	17

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	1	(46)	(50)	(17)	(23)	1	(81)	(179)	(43)	(4)	(47)	—	(226)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC. The impacts of tax are calculated at an effective tax rate of 35% as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

[2]	Total Life includes amounts recorded in Other Life which is not separately disclosed.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
REVENUES
Global Annuity Division
Global Annuity — U.S. [1]	$581	$496	$561	$583	$608	5%	4%
Global Annuity — International [1]	219	249	269	267	243	11%	(9%)

Total Global Annuity Division	800	745	830	850	851	6%	—

Retirement	252	277	295	305	337	34%	10%
Individual Life [1]	352	303	309	310	311	(12%)	—
Group Benefits	1,228	1,176	1,173	1,173	1,208	(2%)	3%
Institutional	440	330	274	277	273	(38%)	(1%)
Other	71	72	70	71	55	(23%)	(23%)

Core revenues before net investment income (loss) on equity securities held for trading	3,143	2,903	2,951	2,986	3,035	(3%)	2%

Net investment income (loss) on equity securities held for trading [2]	(724)	2,523	638	751	701	NM	(7%)

Total core revenues	$2,419	$5,426	$3,589	$3,737	$3,736	54%	—
Net realized gains (losses), before tax and DAC, excluded from core revenues[1]	393	(320)	(1,125)	(390)	(234)	NM	40%

Total revenues	$2,812	$5,106	$2,464	$3,347	$3,502	25%	5%

CORE EARNINGS BY SEGMENT
Global Annuity Division
Global Annuity — U.S. [3]	$(924)	$307	$313	$212	$152	NM	(28%)
Global Annuity — International [3] [4]	(455)	142	81	54	73	NM	35%

Total Global Annuity Division	(1,379)	449	394	266	225	NM	(15%)

Retirement [3]	(53)	11	26	16	37	NM	131%
Individual Life [3]	—	43	28	30	39	—	30%
Group Benefits	66	41	85	79	50	(24%)	(37%)
Institutional [3]	(20)	(5)	(7)	(8)	(7)	65%	13%
Other [5]	5	(46)	(27)	2	21	NM	NM

Core earnings	(1,381)	493	499	385	365	NM	(5%)

Net realized gains (losses), net of tax and DAC, excluded from core earnings [3] [6]	123	(317)	(822)	(267)	(179)	NM	33%

Net income (loss)	$(1,258)	$176	$(323)	$118	$186	NM	58%

Stockholders’ ROE (core earnings last 12 months to equity excluding AOCI) [7]	(21.2%)	(19.0%)	(8.6%)	(1.4%)	16.5%	37.7	17.9
Assets under management	$283,442	$301,672	$334,267	$329,731	$344,971	22%	5%
DAC capitalization	$222	$196	$186	$180	$170		(6%)
DAC amortization	$1,736	$156	$172	$137	$143		4%
DAC and PVFP assets	$10,828	$10,529	$9,785	$9,423	$9,005		(4%)
United States Statutory surplus ($ in billions) [8]	$5.6	$6.1	$6.0	$7.3	$7.8

[1]	See table on page L-5 that summarizes the DAC unlock impacts on core revenues and total revenues for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, and March 31, 2010.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in International, principally in Japan. An equal and offsetting amount is recorded in benefits, losses and loss adjustment expenses, and as such has no impact on core earnings or net income.

[3]	See table on page L-5 that summarizes the DAC unlock impacts on core earnings and net income for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, and March 31, 2010.

[4]	Includes additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-14 for additional information on the 3 Win Trigger.

[5]	Includes the after-tax charge of $54, $18, and $17 recorded in the three months ended June 30, 2009, September 30, 2009, and December 31, 2009, respectively, for restructuring.

[6]	See page C-10 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

[7]	Core earnings return on equity is calculated using equity attributed to Life using the Company’s capital attribution methodology.

[8]	Estimated United States statutory surplus at March 31, 2010.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF DAC UNLOCKS [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
REVENUES
Global Annuity Division
Global Annuity — U.S.	$509	$532	$576	$591	$609	20%	3%
Global Annuity — International	220	243	270	267	243	10%	(9%)

Total Global Annuity Division	729	775	846	858	852	17%	(1%)

Retirement	252	277	295	305	337	34%	10%
Individual Life	289	305	301	299	306	6%	2%
Group Benefits	1,228	1,176	1,173	1,173	1,208	(2%)	3%
Institutional	440	330	274	277	273	(38%)	(1%)
Other	71	72	70	71	55	(23%)	(23%)

Core revenues before net investment income (loss) on equity securities held for trading	3,009	2,935	2,959	2,983	3,031	1%	2%

Net investment income (loss) and other on equity securities held for trading	(724)	2,523	638	751	701	NM	(7%)

Total core revenues, excluding impacts of DAC unlock	$2,285	$5,458	$3,597	$3,734	3,732	63%	—
DAC unlock impacts on total revenues	150	(36)	(10)	4	1	(99%)	(75%)

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	377	(316)	(1,123)	(391)	(231)	NM	41%

Total revenues	$2,812	$5,106	$2,464	$3,347	$3,502	25%	5%

CORE EARNINGS BY SEGMENT
Global Annuity Division
Global Annuity — U.S.	$65	$61	$89	$122	$95	46%	(22%)
Global Annuity — International	(31)	32	58	64	51	NM	(20%)

Total Global Annuity Division	34	93	147	186	146	NM	(22%)

Retirement	1	11	19	15	36	NM	140%
Individual Life	26	41	50	33	40	54%	21%
Group Benefits	66	41	85	79	50	(24%)	(37%)
Institutional	(20)	(5)	(6)	(8)	(7)	65%	13%
Other	5	(46)	(27)	2	21	NM	NM

Core earnings, excluding impacts of DAC unlock	112	135	268	307	286	155%	(7%)

DAC unlock impacts on net income	(1,490)	360	62	37	85	NM	130%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	120	(319)	(653)	(226)	(185)	NM	18%

Net income (loss)	$(1,258)	$176	$(323)	$118	$186	NM	58%

[1]	This page represents financial results as reported on page L-1 excluding the impacts of the unlocks recorded in the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, and March 31, 2010.

L-1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
REVENUES
Earned premiums [2]	$1,318	$1,114	$1,068	$1,063	$1,107	(16%)	4%
Fee income [2]	1,148	1,060	1,137	1,201	1,184	3%	(1%)
Net investment income (loss)
Securities available-for-sale and other	689	739	748	727	744	8%	2%
Equity securities held for trading [1]	(724)	2,523	638	751	701	NM	(7%)

Total net investment income (loss)	(35)	3,262	1,386	1,478	1,445	NM	(2%)
Net realized capital losses — core	(12)	(10)	(2)	(5)	—	100%	100%

Total core revenues	2,419	5,426	3,589	3,737	3,736	54%	—

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	393	(320)	(1,125)	(390)	(234)	NM	40%

Total revenues	2,812	5,106	2,464	3,347	3,502	25%	5%

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [2]	3,033	1,342	1,400	1,586	1,588	(48%)	—
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [1]	(724)	2,523	638	751	701	NM	(7%)
Amortization of deferred policy acquisition costs and present value of future profits [2]	1,554	(12)	43	141	202	(87%)	43%
Insurance operating costs and other expenses [3]	755	850	812	798	765	1%	(4%)

Total benefits and expenses	4,618	4,703	2,893	3,276	3,256	(29%)	(1%)

CORE EARNINGS
Core earnings before income taxes	(2,199)	723	696	461	480	NM	4%
Income tax expense (benefit) [2]	(818)	230	197	76	115	NM	51%

Core earnings	(1,381)	493	499	385	365	NM	(5%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [2] [4]	123	(317)	(822)	(267)	(179)	NM	33%

Net income (loss)	(1,258)	176	(323)	118	186	NM	58%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[2]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010
Fee Income	$128	$(25)	$(9)	$9	$4
Earned Premiums	6	(7)	1	(6)	—
Benefits, losses and loss adjustment expense	1,099	(345)	(145)	8	(51)
Amortization of deferred policy acquisition costs	1,330	(272)	(216)	(129)	(66)
Income tax expense (benefit)	(802)	227	122	46	42

Core earnings (loss)	(1,493)	358	231	78	79
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	3	2	(169)	(41)	6

Net income (loss)	(1,490)	360	62	37	85

[3]	Includes the before-tax charges of $72, $18, and $27 recorded in the three months ended June 30, 2009, September 30, 2009, and December 31, 2009, respectively, for restructuring.

[4]	See page C-10 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$112,237	$113,037	$115,958	$114,340	$114,288	2%	—
Separate account	124,738	133,946	155,958	150,394	160,198	28%	7%

Total assets	236,975	246,983	271,916	264,734	274,486	16%	4%
Mutual fund assets	46,467	54,689	62,351	64,997	70,485	52%	8%

Total assets under management	$283,442	$301,672	$334,267	$329,731	$344,971	22%	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$42,428	$43,980	$45,927	$46,912	$50,743	20%	8%
Equity securities, trading, at fair value	27,813	30,813	33,463	32,321	32,053	15%	(1%)
Equity securities, available-for-sale, at fair value	525	642	690	680	585	11%	(14%)
Mortgage loans	5,633	5,503	5,365	5,002	4,409	(22%)	(12%)
Policy loans, at outstanding balance	2,197	2,204	2,209	2,174	2,177	(1%)	—
Limited partnerships and other alternative investments	955	875	860	845	841	(12%)	—
Other investments	2,909	954	1,513	457	780	(73%)	71%
Short-term investments	8,580	7,365	7,478	7,079	5,608	(35%)	(21%)

Total investments	91,040	92,336	97,505	95,470	97,196	7%	2%

Cash	1,604	2,196	2,134	1,898	1,807	13%	(5%)
Premiums receivable and agents’ balances	407	374	365	396	342	(16%)	(14%)
Reinsurance recoverables	3,177	2,549	2,355	2,190	2,028	(36%)	(7%)
Deferred policy acquisition costs and present value of future profits	10,828	10,529	9,785	9,423	9,005	(17%)	(4%)
Deferred income taxes	3,201	2,528	1,637	1,679	1,248	(61%)	(26%)
Goodwill	470	470	470	470	470	—	—
Property and equipment, net	394	355	343	322	313	(21%)	(3%)
Other assets	1,116	1,700	1,364	2,492	1,879	68%	(25%)
Separate account assets	124,738	133,946	155,958	150,394	160,198	28%	7%

Total assets	$236,975	$246,983	$271,916	$264,734	$274,486	16%	4%

Future policy benefits, unpaid losses and loss adjustment expenses	$18,562	$18,153	$17,950	$17,980	$17,990	(3%)	—
Other policyholder funds and benefits payable	52,952	49,257	47,996	45,852	45,388	(14%)	(1%)
Other policyholder funds payable — International variable annuities	27,793	30,793	33,439	32,296	32,027	15%	(1%)
Unearned premiums	138	145	168	168	168	22%	—
Consumer Notes	1,202	1,199	1,193	1,136	834	(31%)	(27%)
Debt	66	67	67	68	—	(100%)	(100%)
Other liabilities	5,561	5,463	5,224	5,284	5,514	(1%)	4%
Separate account liabilities	124,738	133,946	155,958	150,394	160,198	28%	7%

Total liabilities	231,012	239,023	261,995	253,178	262,119	13%	4%

Equity excluding AOCI, net of tax	10,839	12,112	11,809	13,254	13,467	24%	2%
AOCI, net of tax	(4,904)	(4,172)	(1,913)	(1,727)	(1,100)	78%	36%

Total stockholders’ equity	5,935	7,940	9,896	11,527	12,367	108%	7%

Noncontrolling Interest	28	20	25	29	—	(100%)	(100%)

Total equity	5,963	7,960	9,921	11,556	12,367	107%	7%

Total liabilities and equity	$236,975	$246,983	$271,916	$264,734	$274,486	16%	4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	Global Annuity	Global Annuity		Individual	Group
	U.S.	International	Retirement	Life	Benefits	Institutional	Total
YEAR-TO-DATE
Balance, December 31, 2009	$3,764	$1,775	$1,037	$2,623	$78	$146	$9,423
Adjustments to unrealized gains and losses on securities available — for — sale and other	(467)	(51)	(281)	(73)	—	—	(872)

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	3,297	1,724	756	2,550	78	146	8,551
Cumulative effect of accounting changes (Pre-tax) [1]	—	—	—	—	—	—	—
Adjustments for business transfers	—	(34)	34	—	—	—	—
Capitalization	39	—	51	64	16	—	170
Amortization — Deferred Policy Acquisition Costs	(116)	(62)	(25)	(35)	(16)	(8)	(262)
Amortization — Present Value of Future Profits	—	—	—	(5)	—	—	(5)
Amortization — Realized Capital Gains / Losses	53	(1)	3	(10)	—	—	45
Amortization — Unlock — Core	56	14	2	(6)	—	—	66
Amortization — Unlock — Non-core	5	(1)	—	9	—	—	13
Effect of Currency Translation Adjustment	—	(4)	—	—	—	—	(4)

Balance, March 31, 2010	3,334	1,636	821	2,567	78	138	8,574
Adjustments to unrealized gains and losses on securities available — for — sale and other [1]	181	48	189	12	1	—	431

Balance, March 31, 2010 including adjustments to unrealized gains and losses on securities available-for-sale and other	$3,515	$1,684	$1,010	$2,579	$79	$138	$9,005

[1]	Includes the cumulative effect adjustments as a result of the adoption of FSP FAS 115-2. The effect of SFAS 115-2 is offset within the adjustments to unrealized gains and losses on securities, available-for-sale and other.

	THREE MONTHS ENDED,
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010
DAC UNLOCK IMPACT ON REVENUES
Global Annuity — U.S.	$72	$(36)	$(15)	$(8)	$(1)
Global Annuity — International	(1)	6	(1)	—	—

Total Global Annuity Division	71	(30)	(16)	(8)	(1)

Individual Life	63	(2)	8	11	5

Total DAC unlock impact on core revenues	$134	$(32)	$(8)	$3	$4

DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core	16	(4)	(2)	1	(3)

Total DAC unlock impact on revenues	$150	$(36)	$(10)	$4	$1

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT
Global Annuity — U.S.	$(989)	$246	$224	$90	$57
Global Annuity — International	(424)	110	23	(10)	22

Total Global Annuity Division	(1,413)	356	247	80	79

Retirement	(54)	—	7	1	1
Individual Life	(26)	2	(22)	(3)	(1)
Institutional	—	—	(1)	—	—

DAC unlock impact on core earnings	(1,493)	358	231	78	79

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	3	2	(169)	(41)	6

Net income (loss)	$(1,490)	$360	$62	$37	$85

[2]	Included in the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010 are income tax expense (benefits) of $3, $(95), $(12), and $5 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND LIVING BENEFITS

	As of March 31, 2010
		NET AMT AT	% of NAR
	ACCOUNT VALUE	RISK [9]	REINSURED	RETAINED NAR [9]
BREAKDOWN OF INDIVIDUAL VARIABLE AND GROUP ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$27,277	$7,358	72%	$2,054
with 5% rollup [2]	1,857	595	63%	223
with Earnings Protection Benefit Rider (EPB) [3]	6,640	1,210	90%	123
with 5% rollup & EPB	780	197	80%	40

Total MAV	36,554	9,360	74%	2,440
Asset Protection Benefit (APB) [4]	28,770	4,571	36%	2,932
Lifetime Income Benefit (LIB) [5]	1,343	169	—%	169
Reset [6] (5-7 years)	3,811	389	1%	386
Return of Premium [7]/Other	22,216	1,156	3%	1,120

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS [10]	$92,694	$15,645	55%	$7,047

Less: General Account Value Subject to U.S. Guaranteed Minimum Death Benefits	6,753

SUBTOTAL SEPARATE ACCOUNT LIABILITIES SUBJECT TO U.S. GUARANTEED MINIMUM DEATH BENEFITS	$85,941

Separate Account Liabilities Not Subject to U.S. Guaranteed Minimum Death Benefits	74,257

TOTAL SEPARATE ACCOUNT LIABILITIES	$160,198

JAPAN GUARANTEED MINIMUM DEATH AND LIVING BENEFITS [8]	30,379	5,852	17%	4,856

	As of	As of	As of	As of	As of
	March 31,	June 30,	September 30,	December 31,	March 31,
	2009	2009	2009	2009	2010
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	797.87	919.32	1,057.08	1,115.10	1,169.43
Total Account Value	$74,453	$81,864	$90,076	$91,820	$92,694
Retained net amount of risk	18,726	14,558	10,218	8,545	7,047
GMDB net GAAP liability [11]	749	578	444	446	412
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$26,567	$29,272	$31,698	$30,521	$30,379
Retained net amount of risk	7,619	5,765	5,804	5,238	4,856
GMDB/GMIB net GAAP liability [11]	679	525	549	543	523

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. An accumulation benefit is a guarantee to return initial investment, along with a premium based on an agreed upon interest rate, paid through a fixes annuity or lump sum, after a deferral period of 10 years. A withdrawal benefit allows for an agreed upon percentage of the investment to be withdrawn each year until the investment value is reached. Guaranteed income, accumulation, and withdrawal benefits are considered living benefits. The guaranteed remaining balance related to the Japan GMIB was $28.2 billion and $28.5 billion as of March 31, 2010 and December 31, 2009, respectively. The combined guaranteed remaining balance related to the Japan GMAB and GMWB was $636 and $648.1 as of March 31, 2010 and December 31, 2009, respectively.

[9]	Net amount at risk is defined as the guaranteed benefit in excess of the current account value. Retained net amount at risk is net amount at risk reduced by that amount which has been reinsured to third parties. Net amount at risk and retained net amount at risk are highly sensitive to equity markets movements for example, as equity market declines, net amount at risk and retained net amount at risk will generally increase.

[10]	Account Value includes the contractholder’s investment in the separate account and the general account.

[11]	For the three months ended March 31, 2009, there was an increase to the GMDB/GMIB liability as a result of the unlock, for U.S. and Japan variable annuity business of $511 and $509, respectively. For the three months ended June 30, 2009 the amounts were $(158) and $(179), respectively. For the three months ended September 30, 2009, the amounts were $(117) and $(22), respectively. For the three months ended December 31, 2009 the amounts were $1 and $13, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of March 31, 2010

Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$2,244
Liability for reinsurance in unauthorized companies	(7)

Net statutory reinsurance reserve credit	$2,237

Statutory amounts recoverable from reinsurers	$134

The top ten reinsurers represent $2,089 or 88% of the total statutory reserve credit and amounts recoverable.
•	21% of this amount is with reinsurers rated “A+” by A.M. Best at April 26, 2010.

•	72% of this amount is with reinsurers rated “A” by A.M. Best at April 26, 2010.

•	7% of this amount is with reinsurers rated “B++” by A.M. Best at April 26, 2010.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	March 31, 2010	December 31, 2009

Statutory Capital and Surplus	$7,822	$7,287
GAAP Adjustments
Investment in subsidiaries	855	1,019
Deferred policy acquisition costs	9,005	9,423
Deferred taxes	289	827
Benefit reserves	(3,975)	(4,031)
Unrealized losses on investments, net of impairments	(1,203)	(2,757)
Asset valuation reserve and interest maintenance reserve	137	149
Goodwill	413	413
Other, net	(976)	(774)

GAAP Stockholders’ Equity	$12,367	$11,556

Certain Reclassifications have been made to prior year financial information to conform to current year presentation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — U.S.
HIGHLIGHTS [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Months	3 Months
	2009	2009	2009	2009	2010	Change	Change
GLOBAL ANNUITY — U.S. — DEPOSITS
Variable	$702	$701	$622	$631	$454	(35%)	(28%)
Fixed MVA and other	633	281	214	171	182	(71%)	6%

Total deposits by product	$1,335	$982	$836	$802	$636	(52%)	(21%)

GLOBAL ANNUITY — U.S. — NET FLOWS
Variable	$(1,964)	$(1,596)	$(1,683)	$(1,879)	$(2,319)	(18%)	(23%)
Fixed MVA and other	337	48	(21)	(123)	(119)	NM	3%

Total net flows by product	$(1,627)	$(1,548)	$(1,704)	$(2,002)	$(2,438)	(50%)	(22%)

GLOBAL ANNUITY — U.S. — AUM
General account	$16,499	$16,516	$16,526	$16,456	$17,080	4%	4%
Non-guaranteed separate account [2]	63,414	71,046	78,873	80,333	81,063	28%	1%

Total Global Annuity — U.S. — AUM	$79,913	$87,562	$95,399	$96,789	$98,143	23%	1%

BY PRODUCT
Global Annuity — U.S.
Individual Variable Annuities
General account	$4,839	$4,670	$4,560	$4,471	$4,393	(9%)	(2%)
Non-guaranteed separate account [2]	63,327	70,943	78,755	80,208	80,927	28%	1%

Total individual variable annuities	68,166	75,613	83,315	84,679	85,320	25%	1%

Fixed MVA & other individual annuities	11,747	11,949	12,084	12,110	12,823	9%	6%

Total Global Annuity — U.S. — AUM by product	$79,913	$87,562	$95,399	$96,789	$98,143	23%	1%

[1]	The single premium immediate annuity (“SPIA”) business was transferred to Global Annuity — U.S. from Institutional, effective January 1, 2010 on a prospective basis.

[2]	Included in individual variable annuity separate account assets are The Hartford sponsored Insurance Product Mutual Funds which are reported separately in the Retirement, as they generate earnings for both segments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — U.S. [4]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$302	$325	$352	$371	$356	18%	(4%)
Other fees [1]	93	(4)	6	19	22	(76%)	16%

Total fee income	395	321	358	390	378	(4%)	(3%)

Direct premiums	18	26	24	23	51	183%	122%
Reinsurance premiums [1]	(16)	(30)	(22)	(30)	(22)	(38%)	27%

Net premiums	2	(4)	2	(7)	29	NM	NM

Total premiums and other considerations	397	317	360	383	407	3%	6%

Net investment income
Net investment income on G/A assets	169	181	203	197	194	15%	(2%)
Net investment income on assigned capital	13	19	20	18	14	8%	(22%)
Charge for invested capital	2	(16)	(20)	(15)	(8)	NM	47%

Total net investment income	184	184	203	200	200	9%	—
Net realized capital gains (losses) — core	—	(5)	(2)	—	1	—	—

Total core revenues	581	496	561	583	608	5%	4%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	486	(5)	(622)	149	(51)	NM	NM

Total revenues	1,067	491	(61)	732	557	(48%)	(24%)

Benefits and Expenses
Benefits and losses
Death benefits [1]	555	(116)	(88)	27	1	(100%)	(96%)
Other contract benefits	22	15	17	22	31	41%	41%
Change in reserve	4	12	9	9	27	NM	NM
Sales inducements [1]	80	(5)	(1)	4	7	(91%)	75%
Interest credited on G/A assets	169	171	174	169	170	1%	1%

Total benefits and losses	830	77	111	231	236	(72%)	2%

Other insurance expenses
Commissions & wholesaling expenses	135	126	129	128	121	(10%)	(5%)
Operating expenses	49	49	45	49	43	(12%)	(12%)
Premium taxes and other expenses	4	4	5	6	6	50%	—

Subtotal — expenses before deferral	188	179	179	183	170	(10%)	(7%)
Deferred policy acquisition costs	(65)	(55)	(57)	(47)	(39)	40%	17%

Total other insurance expense	123	124	122	136	131	7%	(4%)
Amortization of deferred policy acquisition costs [1]	1,100	(125)	(111)	(14)	60	(95%)	NM

Total benefits and expenses	2,053	76	122	353	427	(79%)	21%
Core earnings (loss) before income taxes	(1,472)	420	439	230	181	NM	(21%)
Income tax expense (benefit) [1] [2]	(548)	113	126	18	29	NM	61%

Core earnings (loss) [1]	(924)	307	313	212	152	NM	(28%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1] [3]	178	(119)	(496)	85	1	(99%)	(99%)

Net income (loss) [1]	$(746)	$188	$(183)	$297	$153	NM	(48%)

RETURN ON ASSETS (After-tax bps)
Core earnings	(445.9)	146.6	136.9	88.2	62.2	NM	(29%)
Net income (loss)	(360.0)	89.8	(80.0)	123.6	62.6	NM	(49%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010
Other Fees	$66	$(29)	$(16)	$(2)	$(1)
Reinsurance Premiums	6	(7)	1	(6)	—
Death Benefits	511	(158)	(117)	1	(28)
Sales Inducements	71	(15)	(11)	(8)	(3)
Amortization of deferred policy acquisition costs	1,011	(241)	(232)	(139)	(56)
Income tax expense (benefit)	(532)	132	121	48	29

Core earnings (loss)	(989)	246	224	90	57
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	4	7	(155)	(33)	3

Net income (loss)	(985)	253	69	57	60

[2]	Included in the three months ended, December 31, 2009, is a DRD tax benefit of $30 related to the conclusion of the 2004 through 2006 IRS examination.

[3]	See page C-10 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

[4]	The SPIA business was transferred to Global Annuity — U.S. from Institutional, effective January 1, 2010 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — U.S.
SUPPLEMENTAL DATA — GLOBAL ANNUITY — U.S. — ACCOUNT VALUE ROLLFORWARD [1]

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010

VARIABLE ANNUITIES
Beginning balance	$74,578	$68,166	$75,613	$83,315	$84,679
Deposits	702	701	622	631	454
Surrenders	(2,288)	(1,929)	(1,954)	(2,161)	(2,361)
Death benefits/annuity payouts	(349)	(351)	(340)	(336)	(399)
Transfers [2]	(29)	(17)	(11)	(13)	(13)

Net Flows	(1,964)	(1,596)	(1,683)	(1,879)	(2,319)
Change in market value/change in reserve/interest credited	(4,443)	9,048	9,389	3,246	2,965
Other [3]	(5)	(5)	(4)	(3)	(5)

Ending balance	$68,166	$75,613	$83,315	$84,679	$85,320

FIXED MVA AND OTHER
Beginning balance	$11,278	$11,747	$11,949	$12,084	$12,110
Transfer in of SPIA [4]	—	—	—	—	683

Deposits	633	281	214	171	182
Surrenders	(238)	(164)	(171)	(223)	(220)
Death benefits/annuity payouts	(113)	(110)	(110)	(116)	(135)
Transfers [2]	55	41	46	45	54

Net Flows	337	48	(21)	(123)	(119)
Change in market value/change in reserve/interest credited	132	154	156	149	149

Ending balance	$11,747	$11,949	$12,084	$12,110	$12,823

TOTAL GLOBAL ANNUITY — U.S.
Beginning balance	$85,856	$79,913	$87,562	$95,399	$96,789
Transfer in of SPIA [4]	—	—	—	—	683

Deposits	1,335	982	836	802	636
Surrenders	(2,526)	(2,093)	(2,125)	(2,384)	(2,581)
Death benefits/annuity payouts	(462)	(461)	(450)	(452)	(534)
Transfers [2]	26	24	35	32	41

Net Flows	(1,627)	(1,548)	(1,704)	(2,002)	(2,438)
Change in market value/change in reserve/interest credited	(4,311)	9,202	9,545	3,395	3,114
Other [3]	(5)	(5)	(4)	(3)	(5)

Ending balance	$79,913	$87,562	$95,399	$96,789	$98,143

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

[4]	SPIA was transferred to Global Annuity — U.S. from Institutional, effective January 1, 2010 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Months	3 Months
	2009	2009	2009	2009	2010	Change	Change
CORE EARNINGS
Japan operations	$(430)	$213	$78	$50	$74	NM	48%
Other international operations [1]	(25)	(71)	3	4	(1)	96%	NM

Core earnings (loss)	$(455)	$142	$81	$54	$73	NM	35%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [2]	162	(23)	(113)	(31)	(50)	NM	(61%)

Net income (loss)	$(293)	$119	$(32)	$23	$23	NM	—

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$202	$100	$17	$9	$6	(97%)	(33%)
Fixed MVA and other	21	2	—	—	—	—	—

Total deposits by product	$223	$102	$17	$9	$6	(97%)	(33%)

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥18,924	¥9,808	¥1,570	¥797	¥483	(97%)	(39%)
Fixed MVA and other	1,973	202	4	—	—	(100%)	—

Total deposits by product	¥20,897	¥10,010	¥1,574	¥797	¥483	(98%)	(39%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$(80)	$(161)	$(249)	$(310)	$(428)	NM	(38%)
Fixed MVA and other	(49)	(67)	(55)	(229)	(87)	(78%)	62%

Total net flows by product	$(129)	$(228)	$(304)	$(539)	$(515)	NM	4%

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥(7,485)	¥(15,543)	¥(23,338)	¥(27,900)	¥(38,880)	NM	(39%)
Fixed MVA and other	(4,631)	(6,467)	(5,160)	(20,420)	(7,925)	(71%)	61%

Total net flows by product	¥(12,116)	¥(22,010)	¥(28,498)	¥(48,320)	¥(46,805)	NM	3%

JAPAN AUM — Dollars
Individual Annuity
Variable	$26,567	$29,272	$31,698	$30,521	$30,379	14%	—
Fixed MVA and other [3]	4,379	4,437	4,732	4,365	4,294	(2%)	(2%)

Total AUM by product	$30,946	$33,709	$36,430	$34,886	$34,673	12%	(1%)

JAPAN AUM — Yen
Individual Annuity
Variable	¥2,624,041	¥2,824,321	¥2,838,078	¥2,841,386	¥2,838,636	8%	—
Fixed MVA and other [3]	432,525	428,035	423,675	406,370	406,624	(6%)	—

Total AUM by product	¥3,056,566	¥3,252,356	¥3,261,753	¥3,247,756	¥3,245,260	6%	—

[1]	The Canadian business was transferred from Global Annuity-International to Retirement, effective January 1, 2010 on a prospective basis.

[2]	See page C-10 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

[3]	Of the total ending fixed MVA and other balance as of March 31, 2010 of $4.3 billion and ¥406.6 billion, approximately $1.8 billion and ¥165.5 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$159	$165	$179	$184	$177	11%	(4%)
Other fees	12	12	13	13	16	33%	23%

Total fee income	171	177	192	197	193	13%	(2%)

Reinsurance premiums	(2)	(1)	(2)	(2)	(2)	—	—

Total premiums and other considerations	169	176	190	195	191	13%	(2%)

Net investment income
Net investment income on G/A assets	29	39	37	36	36	24%	—
Net investment income on assigned capital	12	8	11	8	3	(75%)	(63%)
Charge for invested capital	—	—	(2)	(2)	(4)	—	(100%)

Total net investment income	41	47	46	42	35	(15%)	(17%)
Net realized capital gains (losses) — core	(5)	2	8	1	3	NM	NM

Total core revenues	205	225	244	238	229	12%	(4%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	260	(55)	(173)	27	(65)	NM	NM

Total revenues	465	170	71	265	164	(65%)	(38%)

Benefits and Expenses
Benefits and losses
Death and other benefits [1]	554	(133)	16	53	21	(96%)	(60%)
Change in reserve	58	—	(2)	1	—	(100%)	(100%)
Sales inducements	(1)	1	3	1	—	100%	(100%)
Interest credited on G/A assets	12	11	11	11	12	—	9%

Total benefits and losses	623	(121)	28	66	33	(95%)	(50%)

Other insurance expenses
Commissions & wholesaling expenses	27	20	10	9	9	(67%)	—
Operating expenses	39	37	33	32	24	(38%)	(25%)
Premium taxes and other expenses	5	4	4	8	6	20%	(25%)

Subtotal — expenses before deferral	71	61	47	49	39	(45%)	(20%)
Deferred policy acquisition costs	(14)	(7)	(1)	(1)	—	100%	100%

Total other insurance expense	57	54	46	48	39	(32%)	(19%)
Amortization of deferred policy acquisition costs [1]	187	(36)	50	47	44	(76%)	(6%)

Total benefits and expenses	867	(103)	124	161	116	(87%)	(28%)
Core earnings (loss) before income taxes	(662)	328	120	77	113	NM	47%
Income tax expense (benefit) [1]	(232)	115	42	27	39	NM	44%

Core earnings (loss) [1] [2]	(430)	213	78	50	74	NM	48%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [3]	167	(41)	(121)	26	(46)	NM	NM

Net income (loss) [1]	$(263)	$172	$(43)	$76	$28	NM	(63%)

RETURN ON ASSETS (After-tax bps)
Core earnings	(525.7)	263.6	89.0	56.1	85.1	NM	52%
Net income	(321.5)	212.8	(49.0)	85.3	32.2	NM	(62%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010
Other Fees	$—	$—	$—	$—	$—
Death and other benefits	509	(179)	(22)	13	(19)
Sales Inducements	1	—	2	1	—
Amortization of deferred policy acquisition costs	135	(86)	(6)	(8)	(14)
Income tax expense (benefit)	(225)	92	9	(1)	12

Core earnings (loss)	(420)	173	17	(5)	21
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	2	3	(6)	(1)	—

Net income (loss)	(418)	176	11	(6)	21

[2]	Includes the after-tax charge of $40 recorded in the three months ended March 31, 2009 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits. See Note 2 on page L-14 for additional information on the 3Win Trigger.

[3]	See pages C-10 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GLOBAL ANNUITY — INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Dollars

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010
VARIABLE ANNUITIES
Beginning balance	$29,726	$26,567	$29,272	$31,698	$30,521
Deposits/Premiums/other	202	100	17	9	6
Surrenders	(127)	(164)	(166)	(201)	(304)
Death benefits/annuitizations/other [1]	(136)	(97)	(100)	(118)	(130)
Transfers - 3 Win [1]	(19)	—	—	—	—

Net Flows	(80)	(161)	(249)	(310)	(428)
Change in market value/currency/change in reserve/interest credited	(774)	2,209	381	339	403
Effect of currency translation	(2,305)	657	2,294	(1,206)	(117)

Ending balance	$26,567	$29,272	$31,698	$30,521	$30,379

FIXED MVA AND OTHER [2]
Beginning balance	$4,769	$4,379	$4,437	$4,732	$4,365
Deposits/Premiums/other	21	2	—	—	—
Surrenders	(38)	(42)	(28)	(24)	(54)
Death benefits/annuitizations/other [1]	(51)	(27)	(27)	(205)	(33)
Transfers - 3 Win [1]	19	—	—	—	—

Net Flows	(49)	(67)	(55)	(229)	(87)
Change in market value/currency/change in reserve/interest credited	52	21	8	34	30
Effect of currency translation	(393)	104	342	(172)	(14)

Ending balance	$4,379	$4,437	$4,732	$4,365	$4,294

TOTAL JAPAN
Beginning balance	$34,495	$30,946	$33,709	$36,430	$34,886
Deposits/Premiums/other	223	102	17	9	6
Surrenders	(165)	(206)	(194)	(225)	(358)
Death benefits/annuitizations/other [1]	(187)	(124)	(127)	(323)	(163)

Net Flows	(129)	(228)	(304)	(539)	(515)
Change in market value/change in reserve/interest credited	(722)	2,230	389	373	433
Effect of currency translation	(2,698)	761	2,636	(1,378)	(131)

Ending balance	$30,946	$33,709	$36,430	$34,886	$34,673

[1]	Included in the three months ended March 31, 2010 are current period payments of $9 and interest credited of $16 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[2]	Of the total ending fixed MVA and other balance as of March 31, 2010 of $4.3 billion, approximately $1.8 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT — RETIREMENT PLANS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$40	$44	$50	$51	$54	35%	6%
Mutual fund and other fees	32	35	33	36	31	(3%)	(14%)

Total fee income	72	79	83	87	85	18%	(2%)

Direct premiums	1	1	1	—	2	100%	—

Total premiums and other considerations	73	80	84	87	87	19%	—

Net investment income
Net investment income on G/A assets	76	78	79	76	79	4%	4%
Net investment income on assigned capital	1	2	2	2	2	100%	—
Charge for invested capital	—	—	(1)	—	—	—	—

Total net investment income	77	80	80	78	81	5%	4%
Net realized losses — core	(2)	(2)	(1)	(2)	(2)	—	—

Total core revenues	148	158	163	163	166	12%	2%

Net realized losses, before tax and DAC, excluded from core revenues	(57)	(78)	(88)	(103)	(14)	75%	86%

Total revenues	91	80	75	60	152	67%	153%

Benefits and Expenses
Benefits and losses
Death benefits [2]	4	(2)	—	(2)	—	(100%)	100%
Other contract benefits	11	11	10	11	15	36%	36%
Change in reserve	(5)	(5)	(5)	(4)	(11)	(120%)	(175%)
Sales inducements [2]	1	1	—	—	—	(100%)	—
Interest credited on G/A assets	63	63	58	60	59	(6%)	(2%)

Total benefits and losses	74	68	63	65	63	(15%)	(3%)

Other insurance expenses
Commissions & wholesaling expenses	34	33	36	36	45	32%	25%
Operating expenses [3]	70	71	71	86	70	—	(19%)
Premium taxes and other expenses	6	6	7	8	6	—	(25%)

Subtotal — expenses before deferral	110	110	114	130	121	10%	(7%)
Deferred policy acquisition costs	(31)	(29)	(33)	(25)	(36)	(16%)	(44%)

Total other insurance expense	79	81	81	105	85	8%	(19%)
Amortization of deferred policy acquisition costs [2]	84	6	(4)	6	8	(90%)	33%

Total benefits and expenses	237	155	140	176	156	(34%)	(11%)

Core earnings (loss) before income taxes	(89)	3	23	(13)	10	NM	NM
Income tax expense (benefit) [2]	(35)	(3)	8	(12)	(1)	97%	92%

Core earnings (loss) [2]	(54)	6	15	(1)	11	NM	NM

Net realized losses, net of tax and DAC, excluded from core earnings [2] [4]	(34)	(46)	(49)	(59)	(17)	50%	71%

Net (loss)	$(88)	$(40)	$(34)	$(60)	$(6)	93%	90%

RETURN ON ASSETS (After-tax bps)
Core earnings	(59.2)	6.4	14.7	(0.9)	9.7	NM	NM
Net income (loss)	(96.4)	(42.8)	(33.3)	(55.4)	(5.3)	95%	90%

[1]	The lifetime income and maturity funding business was transferred from Institutional to Retirement Plans effective January 1, 2010 on a prospective basis.

[2]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010
Death Benefits	$3	$(1)	$(1)	$(1)	$—
Sales Inducements	2	—	—	—	—
Amortization of deferred policy acquisition costs	78	1	(10)	—	(2)
Income tax expense (benefit)	(29)	—	4	—	1

Core earnings (loss)	(54)	—	7	1	1
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(3)	1	(7)	(1)	—

Net income (loss)	(57)	1	0	—	1

[3]	The three months ended December 31, 2009, includes a litigation accrual of $14, before tax.

[4]	See page C-10 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT — MUTUAL FUNDS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Revenues
Premiums and other considerations
Mutual fund and other fees	$108	$125	$137	$148	$173	60%	17%

Total fee income	108	125	137	148	173	60%	17%

Net investment loss
Net investment loss on G/A assets	(3)	(4)	(3)	(4)	—	100%	100%
Net investment loss on assigned capital	(1)	(2)	(2)	(2)	(2)	(100%)	—

Total net investment loss	(4)	(6)	(5)	(6)	(2)	50%	67%

Total core revenues	104	119	132	142	171	64%	20%

Net realized gains, before tax and DAC, excluded from core revenues	—	—	—	—	1	—	—

Total revenues	104	119	132	142	172	65%	21%

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	67	82	85	85	96	43%	13%
Operating expenses	25	24	25	26	32	28%	23%
Premium taxes and other expenses	5	5	3	4	3	(40%)	(25%)

Subtotal — expenses before deferral	97	111	113	115	131	35%	14%

Deferred policy acquisition costs	(9)	(12)	(10)	(10)	(15)	(67%)	(50%)

Total other insurance expense	88	99	103	105	116	32%	10%
Amortization of deferred policy acquisition costs	14	13	11	12	15	7%	25%

Total benefits and expenses	102	112	114	117	131	28%	12%

Core earnings before income taxes	2	7	18	25	40	NM	60%
Income tax expense	1	2	7	8	14	NM	75%

Core earnings	1	5	11	17	26	NM	53%

Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	1	(1)	—	—	—	(100%)	—

Net income	$2	$4	$11	$17	$26	NM	53%

RETURN ON ASSETS (After-tax bps)
Core earnings	1.3	6.1	11.4	15.9	10.9	NM	(31%)
Net income	2.6	4.9	11.4	15.9	10.9	NM	(31%)

[1]	The Canadian business and Investment-Only Mutual Funds business were transferred from Global Annuity-International and Institutional, respectively, to Mutual Funds, effective January 1, 2010,on a prospective basis. Additionally, the Insurance Product Mutual Funds business was transferred from Global Annuity-U.S., Retirement Plans, and Individual Life to Mutual Funds, effective January 1, 2010, on a prospective basis. The impact of these transfers on both core earnings and net income was an $8, after-tax.

[2]	See page C-10 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change

RETIREMENT PLANS [1]
401(k) Annuity	1,153	847	987	1,038	1,668	45%	61%
403(b)/457 Annuity	357	327	280	340	322	(10%)	(5%)

Total Retirement Plans Annuity deposits	1,510	1,174	1,267	1,378	1,990	32%	44%
401(k)/403(b) mutual funds	719	595	535	462	571	(21%)	24%

Total Retirement Plans Deposits	2,229	1,769	1,802	1,840	2,561	15%	39%

MUTUAL FUNDS
Retail Mutual Funds	2,250	3,075	3,111	3,131	3,428	52%	9%
Investment Only Mutual Funds [2]	—	—	—	—	785	—	—
529 College Savings Plan/Canada [3]	57	42	43	52	196	NM	NM

Total Mutual Funds Deposits	2,307	3,117	3,154	3,183	4,409	91%	39%

Total Retirement Division Deposits	4,536	4,886	4,956	5,023	6,970	54%	39%

[1]	The Lifetime Income & Maturity Funding business was transferred to Retirement Plans from Institutional, effective January 1, 2010, on a prospective basis.

[2]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Institutional, effective January 1, 2010, on a prospective basis.

[3]	The Canadian business was transferred to Mutual Funds from Global Annuity — International, effective January 1, 2010, on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change

RETIREMENT PLANS
General account	$6,994	$6,385	$6,372	$6,456	$6,781	(3%)	5%
Non-guaranteed separate account	14,858	17,105	19,727	20,802	22,497	51%	8%

Total Retirement Plans account value	$21,852	$23,490	$26,099	$27,258	$29,278	34%	7%
401(k)/403(b) mutual funds	14,144	15,342	16,648	16,704	17,186	22%	3%

Total Retirement Plans Assets Under Management	$35,996	$38,832	$42,747	$43,962	$46,464	29%	6%

MUTUAL FUNDS
Retail mutual fund assets	$28,706	$34,708	$40,127	$42,829	$45,227	58%	6%
Investment Only mutual fund assets	—	—	—	—	5,245	—	—
Insurance product mutual fund assets [3]	—	—	—	—	44,403	—	—
529 College Savings Plan/Canada assets	837	985	1,123	1,202	2,827	NM	135%

Total Mutual Fund Assets	$29,543	$35,693	$41,250	$44,031	97,702	NM	122%

Total Retirement Division Assets Under Management	$65,539	$74,525	$83,997	$87,993	144,166	120%	64%

Assets Under Administration [1]	$5,024	$5,372	$5,867	$5,588	$5,755	15%	3%
Number of Participants [2]	165,038	162,610	157,867	153,799	154,504	(6%)	—

[1]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[2]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

[3]	The Insurance product mutual fund assets are included in Individual Variable Annuity, Retirement Plans, and Individual Life as they generate earnings for these segments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT
SUPPLEMENTAL DATA — RETIREMENT PLANS — ACCOUNT VALUE AND ASSET ROLLFORWARD [1] [2]

	THREE MONTHS ENDED,
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010
401(k) GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$11,956	$11,848	$13,535	$15,339	$16,142
Transfer in of Lifetime Income & Maturity Funding [4]	—	—	—	—	194

Deposits	1,153	847	987	1,038	1,668
Surrenders	(635)	(587)	(723)	(782)	(770)
Death benefits/annuity payouts	(8)	(3)	(13)	(7)	(16)

Net Flows	510	257	251	249	882
Change in market value/change in reserve/interest credited	(618)	1,430	1,553	554	558

Ending balance	$11,848	$13,535	$15,339	$16,142	$17,776

403(b)/457 GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$10,242	$10,004	$9,955	$10,760	$11,116
Deposits	357	327	280	340	322
Surrenders	(225)	(1,158)	(263)	(319)	(264)
Death benefits/annuity payouts	(11)	(11)	(9)	(12)	(10)

Net Flows	121	(842)	8	9	48
Change in market value/change in reserve/interest credited	(359)	793	797	347	338

Ending balance	$10,004	$9,955	$10,760	$11,116	$11,502

401(k)/403(b) MUTUAL FUNDS ASSETS [2] [3]
Beginning balance	$14,838	$14,144	$15,342	$16,648	$16,704
Deposits	719	595	535	462	571
Surrenders	(662)	(1,292)	(1,283)	(779)	(806)

Net Flows	57	(697)	(748)	(317)	(235)
Change in market value/change in reserve/interest credited	(751)	1,895	2,054	373	717

Ending balance	$14,144	$15,342	$16,648	$16,704	$17,186

TOTAL RETIREMENT
Beginning balance	$37,036	$35,996	$38,832	$42,747	$43,962
Transfer in of Lifetime Income & Maturity Funding [4]	—	—	—	—	194

Deposits	2,229	1,769	1,802	1,840	2,561
Surrenders	(1,522)	(3,037)	(2,269)	(1,880)	(1,840)
Death benefits/annuity payouts	(19)	(14)	(22)	(19)	(26)

Net Flows	688	(1,282)	(489)	(59)	695
Change in market value/change in reserve/interest credited	(1,728)	4,118	4,404	1,274	1,613

Ending balance	$35,996	$38,832	$42,747	$43,962	$46,464

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Excludes Assets Under Administration.

[3]	Mutual Fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[4]	The Lifetime Income & Maturity Funding business was transferred to Retirement Plans from Institutional, effective January 1, 2010, on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RETIREMENT
SUPPLEMENTAL DATA — MUTUAL FUNDS — ASSET ROLLFORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010

MUTUAL FUNDS (EXCLUDING INSURANCE PRODUCT MUTUAL FUNDS) [1] [2]
Beginning balance	$32,710	$29,543	$35,693	$41,250	$44,031
Transfers in of Investment Only Mutual Funds and Canadian Business	—	—	—	—	5,617

Deposits	2,307	3,117	3,154	3,183	4,409
Redemptions	(2,774)	(1,960)	(2,358)	(2,554)	(2,943)

Net Flows	(467)	1,157	796	629	1,466
Change in market value	(1,855)	5,020	4,788	2,180	2,165
Effect of currency translation	—	—	—	—	49
Other [3]	(845)	(27)	(27)	(28)	(29)

Ending balance	$29,543	$35,693	$41,250	$44,031	53,299

INSURANCE PRODUCT MUTUAL FUNDS [4]
Beginning balance	$—	$—	$—	$—	$—
Transfers in of Insurance Product Mutual Funds	—	—	—	—	43,890
Net Flows	—	—	—	—	(1,324)
Change in market value	—	—	—	—	1,837

Ending balance	$—	$—	$—	$—	$44,403

[1]	The Investment Only Mutual Funds business was transferred to the Retirement from Institutional, effective January 1, 2010, on a prospective basis. Additionally, the Canadian business was transferred from Global Annuity-International to Retirement, effective January 1, 2010 on a prospective basis.

[2]	Mutual Fund assets are an internal measure used by the company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Includes front end loads on A share products.

[4]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Revenues
Premiums and other considerations
Variable life fees	$11	$12	$12	$13	$13	18%	—
Cost of insurance charges	152	153	154	157	156	3%	(1%)
Other fees [1]	130	75	80	80	72	(45%)	(10%)

Total fee income	293	240	246	250	241	(18%)	(4%)

Direct premiums	31	33	33	35	33	6%	(6%)
Reinsurance premiums	(50)	(53)	(55)	(61)	(55)	(10%)	10%

Net premiums	(19)	(20)	(22)	(26)	(22)	(16%)	15%

Total premiums and other considerations	274	220	224	224	219	(20%)	(2%)

Net investment income
Net investment income on G/A assets	82	89	90	90	96	17%	7%
Net investment income on assigned capital	2	1	2	1	2	—	100%
Charge for invested capital	(5)	(6)	(6)	(5)	(5)	—	—

Total net investment income	79	84	86	86	93	18%	8%
Net realized capital losses — core	(1)	(1)	(1)	—	(1)	—	—

Total core revenues	352	303	309	310	311	(12%)	—
Net realized losses and other, before tax and DAC, excluded from core revenues	(33)	(48)	(33)	(30)	(26)	21%	13%

Total revenues	319	255	276	280	285	(11%)	2%

Benefits and Expenses
Benefits and losses
Death benefits	94	78	86	88	93	(1%)	6%
Other contract benefits	5	6	3	7	5	—	(29%)
Change in reserve [1]	2	(1)	14	1	3	50%	NM
Sales inducements	1	—	—	—	1	—	—
Interest credited on G/A assets	62	64	62	68	63	2%	(7%)

Total benefits and losses	164	147	165	164	165	1%	1%

Other insurance expenses
Commissions & wholesaling expenses	39	41	42	51	38	(3%)	(25%)
Operating expenses	61	60	59	63	57	(7%)	(10%)
Premium taxes and other expenses	12	11	11	14	15	25%	7%

Subtotal — expenses before deferral	112	112	112	128	110	(2%)	(14%)
Deferred policy acquisition costs	(64)	(66)	(68)	(78)	(64)	—	18%

Total other insurance expense	48	46	44	50	46	(4%)	(8%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	143	48	78	58	47	(67%)	(19%)

Total benefits and expenses	355	241	287	272	258	(27%)	(5%)

Core earnings (loss) before income taxes	(3)	62	22	38	53	NM	39%
Income tax expense (benefit) [1]	(3)	19	(6)	8	14	NM	75%

Core earnings [1]	—	43	28	30	39	—	30%
Net realized losses and other, net of tax and DAC, excluded from core earnings [1] [2]	(18)	(27)	(24)	(17)	(23)	(28%)	(35%)

Net income (loss) [1]	$(18)	$16	$4	$13	$16	NM	23%

Earnings Margin (After-tax)
Core earnings	0.0%	14.2%	9.1%	9.7%	12.5%	12.5	2.8
Net income	(5.6%)	6.3%	1.4%	4.6%	5.6%	11.2	1.0
[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010
Other Fees	$63	$(2)	$8	$11	$5
Change in reserve	—	—	6	—	—
Amortization of deferred policy acquisition costs	103	(5)	36	15	6
Income tax expense (benefit)	(14)	1	(12)	(1)	—

Core earnings (loss)	(26)	2	(22)	(3)	(1)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	—	(2)	—	4

Net income (loss)	(26)	2	(24)	(3)	3

[2]	See page C-10 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change

PREMIUMS & DEPOSITS
Variable life	160	152	149	176	137	(14%)	(22%)
Universal life/other life	227	249	239	288	255	12%	(11%)
Term/other	35	37	36	38	36	3%	(5%)

Total Premiums & Deposits	$422	$438	$424	$502	$428	1%	(15%)

ACCOUNT VALUE
General account	$5,983	$6,054	$6,137	$6,245	$6,339	6%	2%
Separate account	3,998	4,505	5,006	5,214	5,342	34%	2%

Total account value	$9,981	$10,559	$11,143	$11,459	$11,681	17%	2%

ACCOUNT VALUE BY PRODUCT
Variable life	$4,550	$5,049	$5,552	$5,766	$5,900	30%	2%
Universal life/other life	5,431	5,510	5,591	5,693	5,781	6%	2%

Total account value by product	$9,981	$10,559	$11,143	$11,459	$11,681	17%	2%

LIFE INSURANCE IN-FORCE
Variable life [1]	$77,913	$76,946	$75,667	$78,671	$77,592	—	(1%)
Universal life	53,576	54,084	54,775	56,030	55,806	4%	—
Term	65,364	67,010	68,447	69,968	71,078	9%	2%

Total life insurance in-force	$196,853	$198,040	$198,889	$204,669	$204,476	4%	—

[1]	Included in the three months ended December 31, 2009, is an adjustment of $4.5 billion for VUL riders not previously reported.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010

VARIABLE LIFE
Beginning balance	$4,802	$4,550	$5,049	$5,552	$5,766
First year & single premiums	30	24	23	32	18
Renewal premiums	130	128	126	144	119

Premiums and deposits	160	152	149	176	137
Surrenders	(67)	(77)	(104)	(116)	(88)
Death benefits	(13)	(11)	(17)	(16)	(15)

Net Flows	80	64	28	44	34
Policy fees	(123)	(123)	(123)	(132)	(114)
Change in market value/interest credited	(209)	558	598	302	214

Ending balance	$4,550	$5,049	$5,552	$5,766	$5,900

UNIVERSAL LIFE [1]
Beginning balance	$5,380	$5,431	$5,510	$5,591	$5,693
First year & single premiums	99	118	109	141	123
Renewal premiums	128	131	130	147	132

Premiums and deposits	227	249	239	288	255
Surrenders	(67)	(58)	(45)	(59)	(49)
Death benefits	(27)	(24)	(23)	(26)	(27)

Net Flows	133	167	171	203	179
Policy fees	(138)	(145)	(146)	(162)	(146)
Change in market value/interest credited	56	57	56	61	55

Ending balance	$5,431	$5,510	$5,591	$5,693	$5,781

TOTAL INDIVIDUAL LIFE
Beginning balance	$10,182	$9,981	$10,559	$11,143	$11,459
First year & single premiums	129	142	132	173	141
Renewal premiums	258	259	256	291	251

Premiums and deposits	387	401	388	464	392
Surrenders	(134)	(135)	(149)	(175)	(137)
Death benefits	(40)	(35)	(40)	(42)	(42)

Net Flows	213	231	199	247	213
Policy fees	(261)	(268)	(269)	(294)	(260)
Change in market value/interest credited	(153)	615	654	363	269

Ending balance	$9,981	$10,559	$11,143	$11,459	$11,681

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Revenues
Premiums and other considerations
ASO fees	$11	$9	$10	$10	$10	(9%)	—
Other fees	1	(1)	—	1	3	NM	NM

Total fee income	12	8	10	11	13	8%	18%

Direct premiums	1,103	1,053	1,046	1,047	1,079	(2%)	3%
Reinsurance premiums	23	13	13	11	10	(57%)	(9%)

Net premiums	1,126	1,066	1,059	1,058	1,089	(3%)	3%

Total premiums and other considerations	1,138	1,074	1,069	1,069	1,102	(3%)	3%

Net investment income
Net investment income on G/A assets	83	91	95	96	99	19%	3%
Net investment income on assigned capital	8	11	10	9	8	—	(11%)

Total net investment income	91	102	105	105	107	18%	2%
Net realized capital losses — core	(1)	—	(1)	(1)	(1)	—	—

Total core revenues	1,228	1,176	1,173	1,173	1,208	(2%)	3%
Net realized gains (losses), before tax and DAC, excluded from core revenues	4	(41)	(31)	(53)	10	150%	NM

Total revenues	1,232	1,135	1,142	1,120	1,218	(1%)	9%

Benefits and Expenses
Benefits and losses
Death benefits	335	326	310	314	335	—	7%
Other contract benefits	457	456	456	461	460	1%	—
Change in reserve	68	40	(24)	(3)	48	(29%)	NM

Total benefits and losses	860	822	742	772	843	(2%)	9%

Other insurance expenses
Commissions & wholesaling expenses	125	143	159	138	144	15%	4%
Operating expenses	134	144	131	132	133	(1%)	1%
Premium taxes and other expenses	22	14	19	17	22	—	29%

Subtotal — expenses before deferral	281	301	309	287	299	6%	4%
Deferred policy acquisition costs	(17)	(14)	(14)	(13)	(16)	6%	(23%)

Total other insurance expense	264	287	295	274	283	7%	3%
Amortization of deferred policy acquisition costs	14	15	16	16	16	14%	—

Total benefits and expenses	1,138	1,124	1,053	1,062	1,142	—	8%
Core earnings before income taxes	90	52	120	111	66	(27%)	(41%)
Income tax expense	24	11	35	32	16	(33%)	(50%)

Core earnings	66	41	85	79	50	(24%)	(37%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	3	(27)	(20)	(34)	1	(67%)	NM

Net income	$69	$14	$65	$45	$51	(26%)	13%

After-Tax Profit as % of Revenues
Core earnings	5.4%	3.5%	7.2%	6.7%	4.3%	(1.1)	(2.4)
Net income	5.6%	1.2%	5.7%	4.0%	4.3%	(1.3)	0.3

[1]	See page C-10 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$518	$476	$469	$471	$481	(7%)	2%
Group life	543	529	528	526	512	(6%)	(3%)
Other	65	61	62	61	59	(9%)	(3%)

Total fully insured — ongoing premiums	1,126	1,066	1,059	1,058	$1,052	(7%)	(1%)

Total buyouts [1]	—	—	—	—	37	—	—

Total premiums	1,126	1,066	1,059	1,058	1,089	(3%)	3%
Group disability — premium equivalents [2]	92	104	102	100	96	4%	(4%)

Total premiums and premium equivalent	$1,218	$1,170	$1,161	$1,158	$1,185	(3%)	2%

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$204	$37	$56	$50	$120	(41%)	140%
Group life	188	48	62	76	172	(9%)	126%
Other	8	4	4	4	4	(50%)	—

Total fully insured — ongoing sales	400	89	122	130	296	(26%)	128%

Total buyouts [1]	—	—	1	—	37	—	NM

Total sales	400	89	123	130	333	(17%)	156%
Group disability premium equivalents [2]	62	25	7	13	54	(13%)	NM

Total sales and premium equivalents	$462	$114	$130	$143	$387	(16%)	171%

RATIOS [3]
Loss Ratio	75.6%	76.5%	69.4%	72.2%	75.7%	0.1	3.5
Expense Ratio	24.4%	28.1%	29.1%	27.1%	28.1%	3.7	1.0

GAAP RESERVES [4]
Group disability	$4,771	$4,823	$4,818	$4,821	$4,897	3%	2%
Group life	1,336	1,337	1,314	1,305	1,277	(4%)	(2%)
Other	92	88	86	88	85	(8%)	(3%)

Total GAAP reserves	$6,199	$6,248	$6,218	$6,214	$6,259	1%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended March 31, June 30, September 30, and December 31, 2009 and March 31, 2010 are net of reinsurance recoverables of $193, $200, $209, $213, and $216 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$15	$16	$16	$15	$13	(13%)	(13%)
Cost of insurance charges	20	19	8	16	29	45%	81%
Mutual fund and other fees	5	3	4	6	1	(80%)	(83%)

Total fee income	40	38	28	37	43	8%	16%

Direct premiums	208	74	31	39	10	(95%)	(74%)

Total premiums and other considerations	248	112	59	76	53	(79%)	(30%)

Net investment income
Net investment income on G/A assets	187	212	209	196	215	15%	10%
Net investment income on assigned capital	5	6	6	6	4	(20%)	(33%)
Charge for invested capital	2	2	1	1	2	—	100%

Total net investment income	194	220	216	203	221	14%	9%
Net realized capital (losses) — core	(2)	(2)	(1)	(2)	(1)	50%	50%

Total core revenues	440	330	274	277	273	(38%)	(1%)

Net realized losses, before tax and DAC, excluded from core revenues	(237)	(93)	(144)	(257)	(75)	68%	71%

Total revenues	203	237	130	20	198	(2%)	NM

Benefits and Expenses
Benefits and losses
Death benefits	20	19	8	14	20	—	43%
Other contract benefits	126	133	134	128	106	(16%)	(17%)
Change in reserve	189	61	13	26	18	(90%)	(31%)
Interest credited on G/A assets	112	110	107	101	122	9%	21%

Total benefits and losses	447	323	262	269	266	(40%)	(1%)

Other insurance expenses
Commissions & wholesaling expenses	13	1	5	4	2	(85%)	(50%)
Operating expenses	16	16	17	15	10	(38%)	(33%)
Premium taxes and other expenses	2	1	(2)	3	1	(50%)	(67%)

Subtotal — expenses before deferral	31	18	20	22	13	(58%)	(41%)
Deferred policy acquisition costs	(4)	(1)	(1)	(2)	—	100%	100%

Total other insurance expense	27	17	19	20	13	(52%)	(35%)
Amortization of deferred policy acquisition costs	5	2	6	4	8	60%	100%

Total benefits and expenses	479	342	287	293	287	(40%)	(2%)
Core (Loss) before income taxes	(39)	(12)	(13)	(16)	(14)	64%	13%
Income tax (benefit)	(19)	(7)	(6)	(8)	(7)	63%	13%

Core (loss) [1]	(20)	(5)	(7)	(8)	(7)	65%	13%
Net realized losses, net of tax and DAC, excluded from core earnings [2]	(154)	(61)	(94)	(166)	(81)	47%	51%

Net (loss) [1]	$(174)	$(66)	$(101)	$(174)	$(88)	49%	49%

RETURN ON ASSETS (After-tax bps)
Core earnings	(13.5)	(3.3)	(4.6)	(5.3)	(5.0)	63%	6%
Net income (loss)	(117.3)	(44.1)	(66.8)	(115.3)	(62.3)	47%	46%

[1]	The DAC unlock recorded in the three months ended September 30, 2009 decreased both core earnings and net income by $1.

[2]	See page C-10 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change

INSTITUTIONAL INVESTMENT PRODUCTS
General account [1] [2]	$21,007	$20,129	$18,845	$18,067	$16,668	(21%)	(8%)
Guaranteed separate account	371	386	417	404	413	11%	2%
Non-guaranteed separate account	3,576	3,413	3,866	3,902	3,979	11%	2%

Total Institutional Investment Products account value	24,954	23,928	23,128	22,373	$21,060	(16%)	(6%)
Mutual fund assets [3]	2,416	3,654	4,453	4,262	—	(100%)	(100%)

Total Institutional Investment Products Assets Under Management	$27,370	$27,582	$27,581	$26,635	$21,060	(23%)	(21%)

PRIVATE PLACEMENT LIFE INSURANCE
General account [4]	$45	$44	$44	$4	$1,729	NM	NM
Non-guaranteed separate account	32,109	32,550	33,153	33,352	33,512	4%	—

Total Private Placement Life Insurance account value	32,154	32,594	33,197	33,356	35,241	10%	6%

TOTAL INSTITUTIONAL
General account [1] [2] [4]	$21,052	$20,173	$18,889	$18,071	$18,397	(13%)	2%
Guaranteed separate account	371	386	417	404	413	11%	2%
Non-guaranteed separate account	35,685	35,963	37,019	37,254	37,491	5%	1%

Total Institutional account value	57,108	56,522	56,325	55,729	56,301	(1%)	1%
Mutual fund assets [3]	2,416	3,654	4,453	4,262	—	(100%)	(100%)

Total Institutional Assets Under Management	$59,524	$60,176	$60,778	$59,991	$56,301	(5%)	(6%)

BY PRODUCT
Institutional Investment Products
Structured settlements	$7,373	$7,472	$7,531	$7,573	$7,596	3%	—
Institutional annuities	3,030	3,037	3,064	3,046	2,852	(6%)	(6%)
Guaranteed interest products [1]	10,338	9,376	8,047	7,240	6,701	(35%)	(7%)
Other [2]	4,213	4,043	4,486	4,514	3,911	(7%)	(13%)

Total Institutional Investment Products	24,954	23,928	23,128	22,373	21,060	(16%)	(6%)

Private Placement Life Insurance [4]	32,154	32,594	33,197	33,356	35,241	10%	6%

Total Institutional account value	57,108	56,522	56,325	55,729	56,301	(1%)	1%

Investment Only Mutual Fund Assets [3]	2,416	3,654	4,453	4,262	—	(100%)	(100%)

Total Institutional Assets Under Management	$59,524	$60,176	$60,778	$59,991	$56,301	(5%)	(6%)

[1]	Included in the balance, beginning with the three months ended March 31, 2009, is approximately $1.5 billion related to an intrasegment funding agreement which is eliminated in consolidation.

[2]	SPIA and Lifetime Income & Maturity Funding were transferred to Global Annuity — U.S. from Institutional, effective January 1, 2010 on a prospective basis.

[3]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Institutional, effective January 1, 2010, on a prospective basis.

[4]	Leveraged COLI was transferred to Institutional from Other, effective January 1, 2010 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2009	2009	2009	2009	2010
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]
Beginning balance	$24,081	$24,954	$23,928	$23,128	$22,373
Transfer out of single premium immediate annuity (SPIA) & Maturity Funding [6]	—	—	—	—	(877)

Deposits	309	150	210	146	33
Surrenders	(631)	(1,113)	(1,457)	(934)	(352)
Death benefits/annuity payouts	(192)	(182)	(186)	(232)	(474)
Transfers [5]	—	(318)	—	—	—
Other Flows [4]	1,469	—	—	—	—

Net Flows	955	(1,463)	(1,433)	(1,020)	(793)
Change in market value/change in reserve/interest credited	(82)	437	633	265	357

Ending balance	$24,954	$23,928	$23,128	$22,373	$21,060

INVESTMENT ONLY MUTUAL FUND ASSETS [2]
Beginning balance	$2,578	$2,416	$3,654	$4,453	$4,262
Transfer out of Investment Only Mutual Funds [7]	—	—	—	—	(4,262)

Deposits	342	702	387	466	—
Surrenders	(237)	(272)	(257)	(912)	—
Transfers [5]	—	318	—	—	—

Net Flows	105	748	130	(446)	—
Change in market value/change in reserve/interest credited	(267)	490	669	255	—

Ending balance	$2,416	$3,654	$4,453	$4,262	$—

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE [1]
Beginning balance	$32,459	$32,154	$32,594	$33,197	$33,356
Transfer in of Leveraged COLI [8]	—	—	—	—	1,794

Deposits	29	125	26	41	21
Surrenders	(283)	(2)	(2)	(225)	(251)
Death benefits/annuity payouts	(46)	(36)	(17)	(24)	(28)

Net Flows	(300)	87	7	(208)	(258)
Change in market value/change in reserve/interest credited	52	408	624	390	415
Other	(57)	(55)	(28)	(23)	(66)

Ending balance	$32,154	$32,594	$33,197	$33,356	$35,241

INSTITUTIONAL
Beginning balance	$59,118	$59,524	$60,176	$60,778	$59,991
Transfer out of Investment Only Mutual Funds, single premium immediate annuity (SPIA), Maturity Funding and Transfer in of Leveraged COLI [6,7,8]	—	—	—	—	(3,345)

Deposits	680	977	623	653	54
Surrenders	(1,151)	(1,387)	(1,716)	(2,071)	(603)
Death benefits/annuity payouts	(238)	(218)	(203)	(256)	(502)
Other Flows [4]	1,469	—	—	—	—

Net Flows	760	(628)	(1,296)	(1,674)	(1,051)
Change in market value/change in reserve/interest credited	(297)	1,335	1,926	910	772
Other	(57)	(55)	(28)	(23)	(66)

Ending balance	$59,524	$60,176	$60,778	$59,991	$56,301

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Mutual Fund assets are an internal measure used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Primarily consists of cost of insurance and M&E charges.

[4]	This flow is related to an intrasegment funding agreement which is eliminated in consolidation.

[5]	In the three months ended June 30, 2009 there was a transfer of funds related to one case from Institutional Investment Products to Institutional Mutual Funds.

[6]	SPIA and Lifetime Income & Maturity Funding were transferred to Global Annuity — U.S. and Retirement from Institutional, effective January 1, 2010 on a prospective basis.

[7]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Institutional, effective January 1, 2010, on a prospective basis.

[8]	The Leveraged COLI business was transferred in from Corporate Other to Institutional, effective January 1, 2010, on a prospective basis.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,459	$2,463	$2,436	$2,353	$2,455	—	4%
Earned premiums	2,511	2,478	2,431	2,441	2,420	(4%)	(1%)

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	75	(10)	(11)	66	54	(28%)	(18%)
Small Commercial	87	74	90	144	83	(5%)	(42%)
Middle Market	69	56	61	72	12	(83%)	(83%)
Specialty Commercial	23	36	30	81	52	126%	(36%)

Ongoing Operations underwriting results	254	156	170	363	201	(21%)	(45%)
Other Operations [1]	(5)	(124)	(88)	(44)	(8)	(60%)	82%

Total Property & Casualty underwriting results	$249	$32	$82	$319	$193	(22%)	(39%)

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	63.0	61.9	65.2	65.1	64.4	(1.4)	0.7
Current accident year catastrophes	2.6	5.8	4.7	(0.7)	3.3	(0.7)	(4.0)
Prior accident years [3]	(2.7)	(2.4)	(5.5)	(6.8)	(3.7)	1.0	(3.1)

Total losses and loss adjustment expenses	62.8	65.3	64.4	57.6	64.0	(1.2)	(6.4)

Expenses [4]	26.8	28.2	28.4	27.7	28.0	(1.2)	(0.3)
Policyholder dividends [5]	0.2	0.2	0.2	(0.2)	(0.3)	0.5	0.1

Combined ratio	89.9	93.7	93.0	85.1	91.7	(1.8)	(6.6)

Catastrophes
Current year	2.6	5.8	4.7	(0.7)	3.3	(0.7)	(4.0)
Prior year	0.2	(0.2)	(0.4)	(0.4)	(0.2)	0.4	(0.2)

Catastrophe ratio	2.8	5.6	4.4	(1.1)	3.1	(0.3)	(4.2)

Combined ratio before catastrophes	87.1	88.1	88.6	86.2	88.6	(1.5)	(2.4)

Combined ratio before catastrophes and prior year development	90.0	90.4	93.8	92.6	92.1	(2.1)	0.5

Total Property & Casualty Income and ROE
Net income	$112	$173	$190	$508	$257	129%	(49%)
Core earnings	$321	$212	$246	$378	$304	(5%)	(20%)

Core earnings ROE (rolling 12 months income)
Ongoing Operations	16.0%	14.9%	17.5%	16.1%	15.6%	(0.4)	(0.5)
Other Operations	6.1%	(4.3%)	(10.7%)	(12.0%)	(13.3%)	(19.4)	(1.3)
Total Property & Casualty	15.2%	13.8%	15.8%	14.0%	13.6%	(1.6)	(0.4)

	PROPERTY & CASUALTY
	Dec. 31,	Mar. 31,
	2009	2010	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$7.4	$7.3	$(0.1)
Total Property and Casualty premium to adjusted surplus ratio	1.3	1.3	—

[1]	The three months ended June 30, 2009 included net asbestos reserve strengthening of $138. The three months ended September 30, 2009 included environmental reserve strengthening of $75.

[2]	The three months ended September 30, 2009 included current accident year reserve strengthening, totaling 0.3 points, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening, totaling 0.2 points, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[4]	The three months ended March 31, 2009 included a reduction to an assessment from the Texas Windstorm Insurance Association (TWIA) totaling 0.6 points. The three months ended June 30, 2009 included an increase in taxes, licenses and fees due to an increase in the assessment for a second injury fund and reserve strengthening for other state funds and taxes totaling 0.9 points.

[5]	The three months ended December 31, 2009 included a decrease in prior year dividends, totaling 0.4 points. The three months ended March 31, 2010 included a decrease in prior year dividends, totaling 0.5 points.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,459	$2,463	$2,436	$2,353	$2,455	—	4%
Change in unearned premium reserve	(52)	(15)	5	(88)	35	NM	NM

Earned premiums	2,511	2,478	2,431	2,441	2,420	(4%)	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,581	1,534	1,586	1,589	1,560	(1%)	(2%)
Current accident year catastrophes	65	142	115	(16)	79	22%	NM
Prior accident years [2]	(68)	62	(52)	(128)	(89)	(31%)	30%

Total losses and loss adjustment expenses	1,578	1,738	1,649	1,445	1,550	(2%)	7%

Underwriting expenses [3]	679	703	695	682	685	1%	—
Dividends to policyholders [4]	5	5	5	(5)	(8)	NM	(60%)

Underwriting results	249	32	82	319	193	(22%)	(39%)

Net servicing income	8	7	10	12	7	(13%)	(42%)
Net investment income	225	280	294	307	309	37%	1%
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(4)	(3)	(2)	(2)	33%	—
Other expenses [5]	(49)	(50)	(46)	(78)	(53)	(8%)	32%
Income tax expense [6]	(109)	(53)	(91)	(180)	(150)	(38%)	17%

Core earnings	321	212	246	378	304	(5%)	(20%)

Add: Net realized capital (losses) gains, after-tax, excluded from core earnings [7]	(209)	(39)	(56)	130	(47)	78%	NM

Net income	$112	$173	$190	$508	$257	129%	(49%)

Total Property & Casualty effective tax rate — net income	(2.1%)	9.8%	23.9%	32.8%	38.2%	40.3	5.4
Total Property & Casualty effective tax rate — core earnings	25.2%	20.5%	26.8%	32.2%	33.0%	7.8	0.8

[1]	The three months ended September 30, 2009 included current accident year reserve strengthening of $8, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening of $5, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims.

[2]	The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $138 of net asbestos reserve strengthening, partially offset by a $40 reduction in the allowance for uncollectible reinsurance, $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims, partially offset by $75 of environmental reserve strengthening. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims, partially offset by $25 of Other Operations unallocated loss adjustment expense reserve strengthening. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims, $17 of reserve releases related to Personal Lines auto liability claims and $10 of reserve releases related to Middle Market general liability umbrella claims.

[3]	The three months ended March 31, 2009 included a $14 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA). The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[4]	The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[5]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[6]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[7]	See page C-10 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,458	$2,462	$2,436	$2,351	$2,454	—	4%
Change in unearned premium reserve	(53)	(15)	5	(91)	34	NM	NM

Earned premiums	2,511	2,477	2,431	2,442	2,420	(4%)	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,581	1,534	1,586	1,589	1,560	(1%)	(2%)
Current accident year catastrophes	65	142	115	(16)	79	22%	NM
Prior accident years [2]	(68)	(59)	(135)	(166)	(90)	(32%)	46%

Total losses and loss adjustment expenses	1,578	1,617	1,566	1,407	1,549	(2%)	10%

Underwriting expenses [3]	674	699	690	677	678	1%	—
Dividends to policyholders [4]	5	5	5	(5)	(8)	NM	(60%)

Underwriting results	254	156	170	363	201	(21%)	(45%)

Net servicing income	8	7	10	12	7	(13%)	(42%)
Net investment income	185	239	254	265	268	45%	1%
Periodic net coupon settlements on credit derivatives, before-tax	(3)	(4)	(3)	(2)	(2)	33%	—
Other expenses [5]	(50)	(48)	(47)	(78)	(54)	(8%)	31%
Income tax expense [6]	(97)	(87)	(106)	(181)	(139)	(43%)	23%

Core earnings	297	263	278	379	281	(5%)	(26%)

Add: Net realized capital (losses) gains, after-tax, excluded from core earnings [7]	(186)	(41)	(49)	119	(43)	77%	NM

Net income	$111	$222	$229	$498	$238	114%	(52%)

Ongoing Operations effective tax rate — net income	(2.5%)	18.8%	25.8%	33.0%	38.4%	40.9	5.4
Ongoing Operations effective tax rate — core earnings	24.8%	24.7%	27.6%	32.4%	33.2%	8.4	0.8

[1]	The three months ended September 30, 2009 included current accident year reserve strengthening of $8, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening of $5, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims.

[2]	The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims, $17 of reserve releases related to Personal Lines auto liability claims and $10 of reserve releases related to Middle Market general liability umbrella claims.

[3]	The three months ended March 31, 2009 included a $14 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA). The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[4]	The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[5]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[6]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[7]	See page C-10 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
UNDERWRITING RESULTS
Written premiums	$2,458	$2,462	$2,436	$2,351	$2,454	—	4%
Change in unearned premium reserve	(53)	(15)	5	(91)	34	NM	NM

Earned premiums	2,511	2,477	2,431	2,442	2,420	(4%)	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,581	1,534	1,586	1,589	1,560	(1%)	(2%)
Current accident year catastrophes	65	142	115	(16)	79	22%	NM
Prior accident years [2]	(68)	(59)	(135)	(166)	(90)	(32%)	46%

Total losses and loss adjustment expenses	1,578	1,617	1,566	1,407	1,549	(2%)	10%

Underwriting expenses [3]	674	699	690	677	678	1%	—
Dividends to policyholders [4]	5	5	5	(5)	(8)	NM	(60%)

Underwriting results	$254	$156	$170	$363	$201	(21%)	(45%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	63.0	61.9	65.2	65.1	64.4	(1.4)	0.7
Current accident year catastrophes	2.6	5.8	4.7	(0.7)	3.3	(0.7)	(4.0)
Prior accident years [2] [5]	(2.7)	(2.4)	(5.5)	(6.8)	(3.7)	1.0	(3.1)

Total losses and loss adjustment expenses	62.8	65.3	64.4	57.6	64.0	(1.2)	(6.4)

Expenses	26.8	28.2	28.4	27.7	28.0	(1.2)	(0.3)
Policyholder dividends	0.2	0.2	0.2	(0.2)	(0.3)	0.5	0.1

Combined ratio	89.9	93.7	93.0	85.1	91.7	(1.8)	(6.6)

Catastrophes
Current year	2.6	5.8	4.7	(0.7)	3.3	(0.7)	(4.0)
Prior year	0.2	(0.2)	(0.4)	(0.4)	(0.2)	0.4	(0.2)

Catastrophe ratio	2.8	5.6	4.4	(1.1)	3.1	(0.3)	(4.2)

Combined ratio before catastrophes	87.1	88.1	88.6	86.2	88.6	(1.5)	(2.4)

Combined ratio before catastrophes and prior year development	90.0	90.4	93.8	92.6	92.1	(2.1)	0.5

[1]	The three months ended September 30, 2009 included current accident year reserve strengthening, totaling $8, or 0.3 points, primarily related to Personal Lines auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening, totaling $5, or 0.2 points, primarily related to Personal Lines auto liability claims and Middle Market general liability claims, partially offset by current accident year reserve releases primarily related to Specialty Commercial professional liability and workers’ compensation claims.

[2]	The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims, $17 of reserve releases related to Personal Lines auto liability claims and $10 of reserve releases related to Middle Market general liability umbrella claims.

[3]	The three months ended March 31, 2009 included a $14 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA). The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[4]	The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
UNDERWRITING RESULTS
Written premiums	$944	$1,045	$1,048	$950	$941	—	(1%)
Change in unearned premium reserve	(35)	60	60	(50)	(54)	(54%)	(8%)

Earned premiums	979	985	988	1,000	995	2%	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	627	649	695	729	666	6%	(9%)
Current accident year catastrophes	42	110	90	(14)	41	(2%)	NM
Prior accident years [2]	10	—	(25)	(18)	(7)	NM	61%

Total losses and loss adjustment expenses	679	759	760	697	700	3%	—

Underwriting expenses [3]	225	236	239	237	241	7%	2%

Underwriting results	$75	$(10)	$(11)	$66	$54	(28%)	(18%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	64.1	65.9	70.3	73.0	66.9	(2.8)	6.1
Current accident year catastrophes	4.3	11.2	9.1	(1.4)	4.2	0.1	(5.6)
Prior accident years [2] [4]	1.1	—	(2.5)	(1.8)	(0.8)	1.9	(1.0)

Total losses and loss adjustment expenses	69.4	77.0	76.9	69.8	70.3	(0.9)	(0.5)

Expenses	23.0	24.0	24.2	23.7	24.2	(1.2)	(0.5)

Combined ratio	92.4	101.0	101.1	93.4	94.5	(2.1)	(1.1)

Catastrophes
Current year	4.3	11.2	9.1	(1.4)	4.2	0.1	(5.6)
Prior year	1.1	0.8	(1.0)	(0.3)	(0.1)	1.2	(0.2)

Catastrophe ratio	5.4	12.0	8.1	(1.7)	4.0	1.4	(5.7)

Combined ratio before catastrophes	87.0	89.0	93.0	95.2	90.5	(3.5)	4.7

Combined ratio before catastrophes and prior year development	87.0	89.8	94.5	96.7	91.1	(4.1)	5.6

COMBINED RATIO
Automobile	89.3	95.6	98.1	103.3	93.7	(4.4)	9.6
Homeowners	100.3	114.9	109.2	68.3	96.8	3.5	(28.5)

Total	92.4	101.0	101.1	93.4	94.5	(2.1)	(1.1)

[1]	The three months ended June 30, 2009 included current accident year reserve strengthening of $2, or 0.2 points, related to auto liability claims. The three months ended September 30, 2009 included current accident year reserve strengthening of $10, or 1.0 points, related to auto liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening of $14, or 1.4 points, primarily related to auto liability claims.

[2]	The three months ended September 30, 2009, December 31, 2009 and March 31, 2010 included reserve releases of $20, $24 and $17, respectively, related to auto liability claims.

[3]	The three months ended March 31, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA).

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$681	$763	$755	$672	$671	(1%)	—
Agency	249	268	280	264	258	4%	(2%)
Other	14	14	13	14	12	(14%)	(14%)

Total	$944	$1,045	$1,048	$950	$941	—	(1%)

EARNED PREMIUMS [1]

AARP	$703	$709	$712	$720	$715	2%	(1%)
Agency	261	261	261	266	266	2%	—
Other	15	15	15	14	14	(7%)	—

Total	$979	$985	$988	$1,000	$995	2%	(1%)

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$707	$742	$741	$679	$694	(2%)	2%
Homeowners	237	303	307	271	247	4%	(9%)

Total	$944	$1,045	$1,048	$950	$941	—	(1%)

EARNED PREMIUMS [1]

Automobile	$704	$711	$716	$719	$712	1%	(1%)
Homeowners	275	274	272	281	283	3%	1%

Total	$979	$985	$988	$1,000	$995	2%	(1%)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Automobile	3%	3%	3%	4%	5%	2%	1%
Homeowners	6%	5%	5%	7%	9%	3%	2%

Policy Count Retention
Automobile	86%	86%	86%	86%	84%	(2%)	(2%)
Homeowners	86%	86%	86%	86%	85%	(1%)	(1%)

New Business Premium $
Automobile	$115	$124	$117	$99	$93	(19%)	(6%)
Homeowners	$31	$40	$42	$36	$30	(3%)	(17%)

Policies in force
Automobile	2,347,967	2,375,240	2,394,043	2,395,421	2,376,660	1%	(1%)
Homeowners	1,460,172	1,471,287	1,483,795	1,488,408	1,487,782	2%	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
UNDERWRITING RESULTS
Written premiums	$693	$643	$626	$610	$694	—	14%
Change in unearned premium reserve	41	—	(14)	(35)	57	39%	NM

Earned premiums	652	643	640	645	637	(2%)	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes	362	340	349	345	366	1%	6%
Current accident year catastrophes	6	23	19	(4)	21	NM	NM
Prior accident years [1]	5	10	(19)	(32)	(18)	NM	44%

Total losses and loss adjustment expenses	373	373	349	309	369	(1%)	19%

Underwriting expenses [2]	191	195	200	194	196	3%	1%
Dividends to policyholders [3]	1	1	1	(2)	(11)	NM	NM

Underwriting results	$87	$74	$90	$144	$83	(5%)	(42%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	55.5	52.8	54.7	53.4	57.5	(2.0)	(4.1)
Current accident year catastrophes	1.0	3.6	2.9	(0.7)	3.3	(2.3)	(4.0)
Prior accident years [1] [4]	0.8	1.5	(3.1)	(4.8)	(2.8)	3.6	(2.0)

Total losses and loss adjustment expenses	57.3	58.0	54.5	47.8	57.9	(0.6)	(10.1)

Expenses	29.3	30.4	31.2	30.1	30.8	(1.5)	(0.7)
Policyholder dividends	0.1	0.2	0.2	(0.3)	(1.8)	1.9	1.5

Combined ratio	86.6	88.6	85.9	77.6	86.9	(0.3)	(9.3)

Catastrophes
Current year	1.0	3.6	2.9	(0.7)	3.3	(2.3)	(4.0)
Prior year	0.1	(0.3)	(0.1)	(0.2)	(0.3)	0.4	0.1

Catastrophe ratio	1.1	3.3	2.9	(0.9)	3.0	(1.9)	(3.9)

Combined ratio before catastrophes	85.5	85.3	83.0	78.5	84.0	1.5	(5.5)

Combined ratio before catastrophes and prior year development	84.8	83.4	86.0	83.1	86.5	(1.7)	(3.4)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price (Decreases)/Increases	—	—	(1%)	(1%)	1%	1%	2%

Policy Count Retention	81%	81%	81%	84%	85%	4%	1%

New Business Premium $	$119	$120	$126	$117	$130	9%	11%

Policies in force	1,053,568	1,060,482	1,069,157	1,077,189	1,091,270	4%	1%

[1]	The three months ended September 30, 2009 included a reserve release of $13 related to workers’ compensation business. The three months ended December 31, 2009 included a reserve release of $23 related to auto liability claims.

[2]	The three months ended March 31, 2009 included a $5 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA).

[3]	The three months ended December 31, 2009 included a decrease in prior year dividends of $3. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
UNDERWRITING RESULTS
Written premiums	$526	$482	$496	$517	$510	(3%)	(1%)
Change in unearned premium reserve	(22)	(56)	(14)	12	9	NM	(25%)

Earned premiums	548	538	510	505	501	(9%)	(1%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	359	331	333	329	331	(8%)	1%
Current accident year catastrophes	16	8	6	2	15	(6%)	NM
Prior accident years [2]	(58)	(22)	(52)	(55)	(16)	72%	71%

Total losses and loss adjustment expenses	317	317	287	276	330	4%	20%

Underwriting expenses [3]	160	161	160	157	157	(2%)	—
Dividends to policyholders [4]	2	4	2	—	2	—	—

Underwriting results	$69	$56	$61	$72	$12	(83%)	(83%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	65.5	61.6	65.1	65.1	66.0	(0.5)	(0.9)
Current accident year catastrophes	2.8	1.6	1.2	0.4	3.1	(0.3)	(2.7)
Prior accident years [2] [5]	(10.5)	(4.2)	(10.1)	(11.0)	(3.3)	(7.2)	(7.7)

Total losses and loss adjustment expenses	57.8	59.1	56.2	54.6	65.9	(8.1)	(11.3)

Expenses	29.3	29.8	31.4	31.2	31.3	(2.0)	(0.1)
Policyholder dividends	0.4	0.6	0.4	—	0.4	—	(0.4)

Combined ratio	87.5	89.5	88.0	85.8	97.6	(10.1)	(11.8)

Catastrophes
Current year	2.8	1.6	1.2	0.4	3.1	(0.3)	(2.7)
Prior year	(1.0)	(0.8)	0.2	(1.1)	(0.4)	(0.6)	(0.7)

Catastrophe ratio	1.8	0.8	1.4	(0.6)	2.7	(0.9)	(3.3)

Combined ratio before catastrophes	85.7	88.7	86.6	86.4	94.9	(9.2)	(8.5)

Combined ratio before catastrophes and prior year development	95.2	92.1	97.0	96.3	97.7	(2.5)	(1.4)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price (Decreases)/Increases	(2%)	(1%)	(2%)	—	—	2%	—

Policy Count Retention	78%	76%	76%	78%	82%	4%	4%

New Business Premium $	$115	$106	$103	$110	$119	3%	8%

Policies in force	97,176	96,574	95,966	95,540	95,998	(1%)	—

[1]	The three months ended September 30, 2009 included a current accident year reserve release, totaling $2, or 0.4 points, primarily related to general liability claims. The three months ended December 31, 2009 included current accident year reserve strengthening, totaling $5, or 1.0 points, largely related to general liability claims.

[2]	The three months ended March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009 included reserve releases of $38, $33, $14 and $27, respectively, related to general liability claims. The three months ended September 30, 2009 included $32 of reserve releases related to workers’ compensation claims. The three months ended December 31, 2009 included $16 of reserve releases related to auto liability claims. The three months ended March 31, 2010 included $10 of reserve releases related to general liability umbrella claims.

[3]	The three months ended March 31, 2009 included a $2 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA).

[4]	The three months ended December 31, 2009 included a decrease in prior year dividends of $2.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
UNDERWRITING RESULTS
Written premiums [1]	$295	$292	$266	$274	$309	5%	13%
Change in unearned premium reserve	(37)	(19)	(27)	(18)	22	NM	NM

Earned premiums	332	311	293	292	287	(14%)	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes [2]	233	214	209	186	197	(15%)	6%
Current accident year catastrophes	1	1	—	—	2	100%	—
Prior accident years [3]	(25)	(47)	(39)	(61)	(49)	(96%)	20%

Total losses and loss adjustment expenses	209	168	170	125	150	(28%)	20%

Underwriting expenses [4]	98	107	91	89	84	(14%)	(6%)
Dividends to policyholders [5]	2	—	2	(3)	1	(50%)	NM

Underwriting results	$23	$36	$30	$81	$52	126%	(36%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	70.3	68.7	71.1	64.1	68.3	2.0	(4.2)
Current accident year catastrophes	0.1	0.3	0.2	(0.2)	0.5	(0.4)	(0.7)
Prior accident years [3] [6]	(7.9)	(15.0)	(13.0)	(20.8)	(16.6)	8.7	(4.2)

Total losses and loss adjustment expenses	62.6	54.0	58.3	43.0	52.2	10.4	(9.2)

Expenses	29.5	34.5	31.0	30.5	29.3	0.2	1.2
Policyholder dividends	0.7	0.1	0.5	(1.2)	0.4	0.3	(1.6)

Combined ratio	92.8	88.7	89.8	72.4	81.9	10.9	(9.5)

Catastrophes
Current year	0.1	0.3	0.2	(0.2)	0.5	(0.4)	(0.7)
Prior year	(0.2)	(1.7)	0.2	0.1	0.1	(0.3)	—

Catastrophe ratio	(0.1)	(1.4)	0.4	(0.1)	0.6	(0.7)	(0.7)

Combined ratio before catastrophes	92.9	90.1	89.4	72.5	81.3	11.6	(8.8)

Combined ratio before catastrophes and prior year development	100.5	103.4	102.6	93.4	98.0	2.5	(4.6)

[1]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the three months ended March 31, 2009.

[2]	The three months ended June 30, 2009 included a current accident year reserve release, totaling $2, or 0.7 points, related to workers’ compensation business. The three months ended December 31, 2009 included a current accident year reserve release, totaling $14, or 4.8 points, primarily related to professional liability and workers’ compensation claims.

[3]	The three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010 included reserve releases of $20, $30, $24, $53 and $22, respectively, related to professional liability claims. The three months ended June 30, 2009 included a $20 reduction in the allowance for uncollectible reinsurance.

[4]	The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[5]	The three months ended December 31, 2009 included a decrease in prior year dividends of $5.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change

WRITTEN PREMIUMS [1]

Property [2]	$(16)	$—	$—	$—	$—	100%	—
Casualty	150	128	109	107	174	16%	63%
Professional Liability, Fidelity and Surety	143	148	140	151	120	(16%)	(21%)
Other	18	16	17	16	15	(17%)	(6%)

Total	$295	$292	$266	$274	$309	5%	13%

EARNED PREMIUMS [1]

Property	$13	$3	$3	$2	$—	(100%)	(100%)
Casualty	130	124	116	126	134	3%	6%
Professional Liability, Fidelity and Surety	171	165	158	149	139	(19%)	(7%)
Other	18	19	16	15	14	(22%)	(7%)

Total	$332	$311	$293	$292	$287	(14%)	(2%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the three months ended March 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
UNDERWRITING RESULTS
Written premiums	$1	$1	$—	$2	$1	—	(50%)
Change in unearned premium reserve	1	—	—	3	1	—	(67%)

Earned premiums	—	1	—	(1)	—	—	100%

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—
Prior accident years [1]	—	121	83	38	1	—	(97%)

Total losses and loss adjustment expenses	—	121	83	38	1	—	(97%)

Underwriting expenses	5	4	5	5	7	40%	40%

Underwriting results	$(5)	$(124)	$(88)	$(44)	$(8)	(60%)	82%

Net investment income	40	41	40	42	41	2%	(2%)
Other expenses	1	(2)	1	—	1	—	—
Income tax (expense) benefit	(12)	34	15	1	(11)	8%	NM

Core earnings	24	(51)	(32)	(1)	23	(4%)	NM

Add: Net realized capital (losses) gains, after-tax [2]	(23)	2	(7)	11	(4)	83%	NM

Net income (loss)	$1	$(49)	$(39)	$10	$19	NM	90%

[1]	The three months ended June 30, 2009 included net asbestos reserve strengthening of $138 partially offset by a $20 reduction in the allowance for uncollectible reinsurance. The three months ended September 30, 2009 included environmental reserve strengthening of $75. The three months ended December 31, 2009 included unallocated loss adjustment expense reserve strengthening of $25.

[2]	See page C-10 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended March 31, 2010	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,892		$307	$1,432	$3,631
Losses and loss adjustment expenses incurred	2		—	(1)	1
Losses and loss adjustment expenses paid	(72)		(7)	(38)	(117)

Ending liability — net [2] [3]	$1,822	[4]	$300	$1,393	$3,515

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $10 and $4, respectively, as of March 31, 2010. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three months ended March 31, 2010 includes $2 related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three months ended March 31, 2010 includes $3 related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,412 and $359, respectively, as of March 31, 2010.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $223 and $224, respectively, resulting in a one year net survival ratio of 8.2 and a three year net survival ratio of 8.2. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended March 31, 2010	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross
Direct	$30	$—	$7	$—
Assumed Reinsurance	33	—	—	—
London Market	8	—	1	—

Total	71	—	8	—
Ceded	1	2	(1)	—

Net	$72	$2	$7	$—

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three months ended March 31, 2010 includes $2 related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three months ended March 31, 2010 includes $3 related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended March 31, 2010
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/10 — gross	$2,070	$3,603	$4,442	$7,044	$17,159	$4,492	$21,651
Reinsurance and other recoverables	20	137	305	2,118	2,580	861	3,441

Liabilities for unpaid losses and loss adjustment expenses at 1/1/10 — net	2,050	3,466	4,137	4,926	14,579	3,631	18,210

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	666	366	331	197	1,560	—	1,560
Current accident year catastrophes	41	21	15	2	79	—	79
Prior accident years	(7)	(18)	(16)	(49)	(90)	1	(89)

Total provision for unpaid losses and loss adjustment expenses	700	369	330	150	1,549	1	1,550

Payments	(681)	(331)	(326)	(175)	(1,513)	(117)	(1,630)

Liabilities for unpaid losses and loss adjustment expenses at 3/31/10 — net	2,069	3,504	4,141	4,901	14,615	3,515	18,130
Reinsurance and other recoverables	19	121	311	2,124	2,575	855	3,430

Liabilities for unpaid losses and loss adjustment expenses at 3/31/10 — gross	$2,088	$3,625	$4,452	$7,025	$17,190	$4,370	$21,560

Earned premiums	$995	$637	$501	$287	$2,420	$—	$2,420
Loss and loss expense paid ratio	68.3	52.0	65.2	60.8	62.5
Loss and loss expense incurred ratio	70.3	57.9	65.9	52.2	64.0
Prior accident year development (pts.)	(0.8)	(2.8)	(3.3)	(16.6)	(3.7)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	March 31,	December 31,
	2010	2009
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$180	$208
Unpaid Loss and Loss Adjustment Expenses	3,305	3,321

Subtotal Gross Reinsurance Recoverables	3,485	3,529

Less: Allowance for Uncollectible Reinsurance	(334)	(335)

Net Reinsurance Recoverables	$3,151	$3,194

	As of December 31, 2009
	Amount	% of Total

Distribution of Gross Reinsurance Recoverables

Gross Reinsurance Recoverables	$3,529

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(642)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$2,887

Rated A- (Excellent) or better by A.M. Best [1]	$2,091	72.4%
Other Rated by A.M. Best	48	1.7%

Total Rated Companies	2,139	74.1%

Voluntary Pools	152	5.3%
Captives	209	7.2%
Other Not Rated Companies	387	13.4%

Total	$2,887	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2009, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change

Earned premiums	$2,511	$2,478	$2,431	$2,441	$2,420	(4%)	(1%)
Net investment income	225	280	294	307	309	37%	1%
Other revenues	118	120	123	131	118	—	(10%)
Net realized capital (losses) gains	(323)	(78)	(90)	197	(40)	88%	NM

Total revenues	2,531	2,800	2,758	3,076	2,807	11%	(9%)

Losses and loss adjustment expenses [1]	1,578	1,738	1,649	1,445	1,550	(2%)	7%
Amortization of deferred policy acquisition costs	523	518	515	510	508	(3%)	—
Insurance operating costs and expenses [2]	161	190	185	167	169	5%	1%
Other expenses [3]	159	163	159	197	164	3%	(17%)

Total benefits and expenses	2,421	2,609	2,508	2,319	2,391	(1%)	3%

Income before income taxes	110	191	250	757	416	NM	(45%)

Income tax (benefit) expense [4]	(2)	18	60	249	159	NM	(36%)

Net income	112	173	190	508	257	129%	(49%)

Less: Net realized capital (losses) gains, after-tax, excluded from core earnings [5]	(209)	(39)	(56)	130	(47)	78%	NM

Core earnings	$321	$212	$246	$378	$304	(5%)	(20%)

Total Property & Casualty effective tax rate — net income	(2.1%)	9.8%	23.9%	32.8%	38.2%	40.3	5.4
Total Property & Casualty effective tax rate — core earnings	25.2%	20.5%	26.8%	32.2%	33.0%	7.8	0.8

[1]	The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $138 of net asbestos reserve strengthening, partially offset by a $40 reduction in the allowance for uncollectible reinsurance, $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims. The three months ended September 30, 2009 included $45 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $24 of reserve releases related to professional liability claims, $20 of reserve releases related to Personal Lines auto liability claims and $14 of reserve releases related to Middle Market general liability claims, partially offset by $75 of environmental reserve strengthening. The three months ended December 31, 2009 included $63 of reserve releases related to Personal Lines, Small Commercial and Middle Market auto liability claims, $53 of reserve releases related to professional liability claims and $27 of reserve releases related to Middle Market general liability claims, partially offset by $25 of Other Operations unallocated loss adjustment expense reserve strengthening. The three months ended March 31, 2010 included $22 of reserve releases related to professional liability claims, $17 of reserve releases related to Personal Lines auto liability claims and $10 of reserve releases related to Middle Market general liability umbrella claims.

[2]	The three months ended March 31, 2009 included a $14 reduction to an assessment from the Texas Windstorm Insurance Association (TWIA). The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes. The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[3]	The three months ended December 31, 2009 included a $15 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[4]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[5]	See page C-10 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Year	Sequential
	2009	2009	2009	2009	2010	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$20,040	$20,773	$22,577	$23,911	$24,525	22%	3%
Equity securities, available for sale, at fair value	482	586	620	453	476	(1%)	5%
Mortgage loans	756	731	690	671	497	(34%)	(26%)
Limited partnerships and other alternative investments [1]	1,026	963	952	945	895	(13%)	(5%)
Other investments [2]	173	114	113	93	110	(36%)	18%
Short term investments	1,266	1,459	1,902	1,283	917	(28%)	(29%)

Total investments	23,743	24,626	26,854	27,356	27,420	15%	—

Cash	247	358	279	240	269	9%	12%
Premiums receivable and agents’ balances	3,161	3,136	3,117	3,008	3,060	(3%)	2%
Reinsurance recoverables	3,337	3,299	3,249	3,194	3,151	(6%)	(1%)
Deferred policy acquisition costs	1,249	1,251	1,255	1,263	1,265	1%	—
Deferred income tax	2,495	2,165	1,517	1,468	1,256	(50%)	(14%)
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	668	669	670	685	699	5%	2%
Other assets	1,454	1,273	1,228	1,039	1,213	(17%)	17%

Total assets	$36,503	$36,926	$38,318	$38,402	$38,482	5%	—

Unpaid losses and loss adjustment expenses	$21,804	$21,902	$21,901	$21,651	$21,560	(1%)	—
Unearned premiums	5,231	5,191	5,159	5,055	5,127	(2%)	1%
Other liabilities	2,573	2,052	2,134	2,113	2,014	(22%)	(5%)

Total liabilities	29,608	29,145	29,194	28,819	28,701	(3%)	—

Equity, x-AOCI, net of tax	8,887	9,328	9,553	10,103	10,010	13%	(1%)
AOCI, net of tax	(1,991)	(1,547)	(429)	(520)	(229)	88%	56%

The Hartford’s Property & Casualty stockholders’ equity	6,896	7,781	9,124	9,583	9,781	42%	2%
Noncontrolling interest	(1)	—	—	—	—	100%	—

Total Property & Casualty equity	6,895	7,781	9,124	9,583	9,781	42%	2%

Total liabilities and equity	$36,503	$36,926	$38,318	$38,402	$38,482	5%	—

[1]	Other alternative investments includes a real estate joint venture and hedge fund investments outside limited partnerships.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Mar. 31, 2010	Dec. 31, 2009

Adjusted Statutory Capital and Surplus	$7,328	$7,364
GAAP Adjustments
Deferred policy acquisition costs	1,265	1,263
Benefit reserves	(77)	(80)
GAAP unrealized losses on investments, net of tax	(241)	(515)
Goodwill	149	149
Non-admitted assets	1,372	1,393
Other, net	(15)	9

GAAP Stockholders’ Equity	$9,781	$9,583

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$828	$800	$758	$725	$743	(10%)	2%
Tax-exempt	125	129	125	128	131	5%	2%

Total fixed maturities	953	929	883	853	874	(8%)	2%
Equity securities, trading	(724)	2,523	638	751	701	NM	(7%)
Equity securities, available-for-sale	27	25	24	17	14	(48%)	(18%)
Mortgage loans	79	79	82	76	71	(10%)	(7%)
Policy loans	36	36	36	31	33	(8%)	6%
Limited partnerships and other alternative investments [2]	(209)	(93)	(32)	(7)	6	NM	NM
Other [3]	58	70	89	101	85	47%	(16%)

Subtotal	220	3,569	1,720	1,822	1,784	NM	(2%)
Less: Investment expense	24	25	33	30	23	(4%)	(23%)

Total net investment income	$196	$3,544	$1,687	$1,792	$1,761	NM	(2%)
Less: Equity securities, trading	(724)	2,523	638	751	701	NM	(7%)

Total net investment income excluding trading securities	$920	$1,021	$1,049	$1,041	$1,060	15%	2%

Annualized investment yield, before-tax [4]	3.7%	4.2%	4.2%	4.2%	4.3%	0.6	0.1
Annualized investment yield, after-tax [4]	2.6%	2.9%	2.9%	2.9%	3.0%	0.4	0.1

Net Realized Capital Gains (Losses)
Gross gains on sales	$208	$157	$205	$486	$132	(37%)	(73%)
Gross losses on sales	(720)	(189)	(104)	(384)	(111)	85%	71%
Net impairment losses	(224)	(314)	(536)	(434)	(152)	32%	65%
Japanese fixed annuity contract hedges, net [5]	41	(6)	(7)	19	(16)	NM	NM
Periodic net coupon settlements on credit derivatives/Japan [6]	(19)	(13)	(7)	(10)	(7)	63%	30%
Results of variable annuity hedge program
GMWB derivatives, net [7]	589	671	(190)	456	129	(78%)	(72%)
Macro hedge	204	(568)	(328)	(203)	(164)	NM	19%

Total results of variable annuity hedge program	793	103	(518)	253	(35)	NM	NM
Other net gain (loss) [8]	5	(419)	(252)	(124)	(87)	NM	30%

Total net realized capital gains (losses)	$84	$(681)	$(1,219)	$(194)	$(276)	NM	(42%)

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, securities lending collateral and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	The net gain on GMWB related derivatives for the three months ended March 31, 2010 was primarily due to gains on lower implied market volatility of $114 and the relative outperformance of the underlying actively managed funds as compared to their respective indices of $27, partially offest by losses of $36 due to trading costs given actual volatility in equity markets. The net loss of $164 on the macro hedge program was primarily due to an increase in the equity markets.

[8]	Primarily consists of: a) valuation allowances on mortgage loans, b) losses on Japan 3Win related foreign currency swaps, c) changes in fair value on non-qualifying derivatives, and d) other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$615	$592	$564	$525	$544	(12%)	4%
Tax-exempt	30	30	30	30	29	(3%)	(3%)

Total fixed maturities	645	622	594	555	573	(11%)	3%
Equity securities, trading	(724)	2,523	638	751	701	NM	(7%)
Equity securities, available-for-sale	15	16	17	10	7	(53%)	(30%)
Mortgage loans	70	70	68	64	60	(14%)	(6%)
Policy loans	36	36	36	31	33	(8%)	6%
Limited partnerships and other alternative investments [2]	(115)	(51)	(20)	(6)	11	NM	NM
Other [3]	56	64	78	95	77	38%	(19%)

Subtotal	(17)	3,280	1,411	1,500	1,462	NM	(3%)
Less: Investment expense	18	18	25	22	17	(6%)	(23%)

Total net investment income (loss)	$(35)	$3,262	$1,386	$1,478	$1,445	NM	(2%)
Less: Equity securities, trading	(724)	2,523	638	751	701	NM	(7%)

Total net investment income excluding trading securities	$689	$739	$748	$727	$744	8%	2%

Annualized investment yield, before-tax [4]	3.9%	4.3%	4.4%	4.4%	4.4%	0.5	—
Annualized investment yield, after-tax [4]	2.6%	2.8%	2.9%	2.9%	2.9%	0.3	—

Net Realized Capital Gains (Losses)
Gross gains on sales	$136	$83	$130	$85	$98	(28%)	15%
Gross losses on sales	(389)	(148)	(67)	(265)	(73)	81%	72%
Net impairment losses	(185)	(266)	(453)	(373)	(138)	25%	63%
Japanese fixed annuity contract hedges, net [5]	41	(6)	(7)	19	(16)	NM	NM
Periodic net coupon settlements on credit derivatives/Japan [6]	(16)	(9)	(4)	(8)	(5)	69%	38%
Results of variable annuity hedge program
GMWB derivatives, net [7]	589	671	(190)	456	129	(78%)	(72%)
Macro hedge	204	(568)	(328)	(203)	(164)	NM	19%

Total results of variable annuity hedge program	793	103	(518)	253	(35)	NM	NM
Other net loss [8]	(15)	(86)	(207)	(109)	(67)	NM	39%

Total net realized capital gains (losses)	$365	$(329)	$(1,126)	$(398)	$(236)	NM	41%

[1]	Includes income on short-term bonds.

[2]	Includes income on a real estate joint venture.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, securities lending collateral and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	The net gain on GMWB related derivatives for the three months ended March 31, 2010 was primarily due to gains on lower implied market volatility of $114 and the relative outperformance of the underlying actively managed funds as compared to their respective indices of $27, partially offest by losses of $36 due to trading costs given actual volatility in equity markets. The net loss of $164 on the macro hedge program was primarily due to an increase in the equity markets.

[8]	Primarily consists of: a) valuation allowances on mortgage loans, b) losses on Japan 3Win related foreign currency swaps, c) changes in fair value on non-qualifying derivatives, and d) other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$209	$207	$193	$197	$197	(6%)	—
Tax-exempt	95	99	95	98	102	7%	4%

Total fixed maturities	304	306	288	295	299	(2%)	1%
Equity securities, available-for-sale	11	8	6	7	6	(45%)	(14%)
Mortgage loans	9	9	9	8	7	(22%)	(13%)
Limited partnerships and other alternative investments [2]	(94)	(42)	(12)	(1)	(5)	95%	NM
Other [3]	1	6	11	6	8	NM	33%

Subtotal	231	287	302	315	315	36%	—
Less: Investment expense	6	7	8	8	6	—	(25%)

Total net investment income (loss)	$225	$280	$294	$307	$309	37%	1%

Annualized investment yield, before-tax [4]	3.4%	4.2%	4.3%	4.4%	4.4%	1.0	—
Annualized investment yield, after-tax [4]	2.6%	3.3%	3.3%	3.3%	3.3%	0.7	—

Net Realized Capital Gains (Losses)
Gross gains on sales	$71	$74	$74	$393	$33	(54%)	(92%)
Gross losses on sales	(330)	(40)	(36)	(119)	(37)	89%	69%
Net impairment losses	(36)	(48)	(83)	(61)	(14)	61%	77%
Periodic net coupon settlements on credit derivatives [5]	(3)	(4)	(3)	(2)	(2)	33%	—
Other net loss [6]	(25)	(60)	(42)	(14)	(20)	20%	(43%)

Total net realized capital gains (losses)	$(323)	$(78)	$(90)	$197	$(40)	88%	NM

[1]	Includes income on short-term bonds.

[2]	Includes income on a real estate joint venture and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding securities lending collateral.

[5]	Included in core earnings.

[6]	Primarily consists of valuation allowances on mortgage loans and changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2009	2009	2009	2009	2010	Change	Change

Net Investment Income
Fixed maturities [1]
Taxable	$4	$1	$1	$3	$2	(50%)	(33%)

Total fixed maturities	4	1	1	3	2	(50%)	(33%)
Equity securities, available-for-sale	1	1	1	—	1	—	—
Mortgage loans [2]	—	—	5	4	4	—	—
Other	1	—	—	—	—	(100%)	—

Total net investment income	$6	$2	$7	$7	$7	17%	—

Net Realized Capital Gains (Losses)

Gross gains on sales	$1	$—	1	8	1	—	(88%)
Gross losses on sales	(1)	(1)	(1)	—	(1)	—	—
Net impairment losses	(3)	—	—	—	—	100%	—
Other net gain (loss)	45	(273)	(3)	(1)	—	(100%)	100%

Total net realized capital gains (losses)	$42	$(274)	$(3)	$7	$—	(100%)	(100%)

[1]	Includes income on short-term bonds.

[2]	Represents income on mortgage loans held at Federal Trust Corporation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	March 31,		June 30,		September 30,		December 31,		March 31,
	2009		2009		2009		2009		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$62,563	53.8%	$64,868	53.5%	$68,641	53.0%	$71,153	56.7%	$75,584	59.3%
Equity securities, trading, at fair value [1]	27,813	23.9%	30,813	25.4%	33,463	25.9%	32,321	25.7%	32,053	25.2%
Equity securities, available-for-sale, at fair value	1,080	0.9%	1,308	1.1%	1,397	1.1%	1,221	1.0%	1,153	0.9%
Mortgage loans	6,389	5.5%	6,522	5.4%	6,328	4.9%	5,938	4.7%	5,162	4.1%
Policy loans, at outstanding balance	2,197	1.9%	2,204	1.8%	2,209	1.7%	2,174	1.7%	2,177	1.7%
Limited partnerships and other alternative investments [2]	1,981	1.7%	1,838	1.5%	1,812	1.4%	1,790	1.4%	1,736	1.4%
Other investments [3]	3,121	2.7%	1,107	0.9%	1,679	1.3%	602	0.5%	941	0.7%
Short-term investments	11,189	9.6%	12,701	10.4%	13,910	10.7%	10,357	8.3%	8,545	6.7%

Total investments	$116,333	100.0%	$121,361	100.0%	$129,439	100.0%	$125,556	100.0%	$127,351	100.0%
Less: Equity securities, trading	27,813	23.9%	30,813	25.4%	33,463	25.9%	32,321	25.7%	32,053	25.2%

Total investments excluding trading securities	$88,520	76.1%	$90,548	74.6%	$95,976	74.1%	$93,235	74.3%	$95,298	74.8%

HIMCO managed third party accounts	$7,552		$7,685		$7,925		$8,120		$8,586

Asset-backed securities (“ABS”)	$2,273	3.6%	$2,450	3.8%	$2,540	3.7%	$2,523	3.5%	$2,885	3.8%
Collateralized debt obligations (“CDOs”)	2,423	3.9%	2,563	4.0%	2,818	4.1%	2,892	4.1%	2,790	3.7%
Commercial mortgage-backed securities (“CMBS”)	7,948	12.7%	8,290	12.8%	9,002	13.1%	8,544	12.0%	8,716	11.5%
Corporate	27,351	43.7%	30,835	47.5%	34,011	49.5%	35,243	49.5%	38,593	51.1%
Foreign government/government agencies	853	1.4%	1,031	1.6%	1,071	1.6%	1,408	2.0%	1,483	2.0%
Municipal — taxable	895	1.4%	893	1.4%	1,003	1.5%	975	1.4%	1,085	1.4%
Municipal — tax-exempt	10,358	16.6%	10,060	15.5%	10,812	15.8%	11,090	15.6%	11,264	14.9%
Residential mortgage-backed securities (“RMBS”)	4,772	7.6%	4,506	6.9%	4,821	7.0%	4,847	6.8%	4,389	5.8%
U.S. Treasuries	5,690	9.1%	4,240	6.5%	2,563	3.7%	3,631	5.1%	4,379	5.8%

Total fixed maturities	$62,563	100.0%	$64,868	100.0%	$68,641	100.0%	$71,153	100.0%	$75,584	100.0%

U.S. government/government agencies	$9,306	14.9%	$7,801	12.0%	$6,231	9.1%	$7,172	10.1%	$7,517	9.9%
AAA	13,297	21.2%	11,797	18.2%	11,227	16.3%	11,188	15.7%	11,047	14.6%
AA	9,806	15.7%	11,044	17.0%	13,019	19.0%	13,932	19.6%	14,766	19.6%
A	15,238	24.4%	16,985	26.2%	18,505	27.0%	18,664	26.2%	19,598	25.9%
BBB	12,902	20.6%	14,687	22.7%	16,566	24.1%	17,071	24.0%	19,092	25.3%
BB & below	2,014	3.2%	2,554	3.9%	3,093	4.5%	3,126	4.4%	3,564	4.7%

Total fixed maturities	$62,563	100.0%	$64,868	100.0%	$68,641	100.0%	$71,153	100.0%	$75,584	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily relates to derivative instruments. Also includes investments in real estate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	March 31,		June 30,		September 30,		December 31,		March 31,
	2009		2009		2009		2009		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$42,428	46.6%	$43,980	47.6%	$45,927	47.1%	$46,912	49.1%	$50,743	52.2%
Equity securities, trading, at fair value [1]	27,813	30.6%	30,813	33.4%	33,463	34.3%	32,321	33.9%	32,053	33.0%
Equity securities, available-for-sale, at fair value	525	0.6%	642	0.7%	690	0.7%	680	0.7%	585	0.6%
Mortgage loans	5,633	6.2%	5,503	6.0%	5,365	5.5%	5,002	5.2%	4,409	4.5%
Policy loans, at outstanding balance	2,197	2.4%	2,204	2.4%	2,209	2.3%	2,174	2.3%	2,177	2.2%
Limited partnerships and other alternative investments [2]	955	1.0%	875	0.9%	860	0.9%	845	0.9%	841	0.9%
Other investments [3]	2,909	3.2%	954	1.0%	1,513	1.5%	457	0.5%	780	0.8%
Short-term investments	8,580	9.4%	7,365	8.0%	7,478	7.7%	7,079	7.4%	5,608	5.8%

Total investments	$91,040	100.0%	$92,336	100.0%	$97,505	100.0%	$95,470	100.0%	$97,196	100.0%
Less: Equity securities, trading	27,813	30.6%	30,813	33.4%	33,463	34.3%	32,321	33.9%	32,053	33.0%

Total investments excluding trading securities	$63,227	69.4%	$61,523	66.6%	$64,042	65.7%	$63,149	66.1%	$65,143	67.0%

ABS	$1,997	4.8%	$2,154	4.9%	$2,200	4.8%	$2,122	4.5%	$2,427	4.8%
CDOs	1,981	4.7%	2,094	4.8%	2,301	5.0%	2,355	5.0%	2,241	4.4%
CMBS	5,525	13.0%	5,697	12.9%	6,212	13.5%	5,838	12.4%	5,962	11.8%
Corporate	20,878	49.2%	23,537	53.5%	25,675	55.9%	26,218	55.9%	28,791	56.7%
Foreign government/government agencies	482	1.1%	608	1.4%	640	1.4%	978	2.1%	1,010	2.0%
Municipal — taxable	760	1.8%	757	1.7%	853	1.8%	832	1.8%	927	1.8%
Municipal — tax-exempt	2,379	5.6%	2,348	5.3%	2,467	5.4%	2,416	5.2%	2,448	4.8%
RMBS	3,492	8.2%	3,279	7.5%	3,569	7.8%	3,602	7.7%	3,413	6.7%
U.S. Treasuries	4,934	11.6%	3,506	8.0%	2,010	4.4%	2,551	5.4%	3,524	7.0%

Total fixed maturities	$42,428	100.0%	$43,980	100.0%	$45,927	100.0%	$46,912	100.0%	$50,743	100.0%

U.S. government/government agencies	$7,245	17.1%	$5,795	13.2%	$4,535	9.9%	$4,944	10.5%	$5,722	11.3%
AAA	8,168	19.2%	7,818	17.8%	7,117	15.5%	7,062	15.1%	7,056	13.9%
AA	5,350	12.6%	5,805	13.2%	7,092	15.4%	7,467	15.9%	8,074	15.9%
A	10,595	25.0%	11,686	26.6%	12,678	27.6%	12,605	26.9%	13,272	26.2%
BBB	9,469	22.3%	10,841	24.6%	11,992	26.1%	12,324	26.3%	13,716	27.0%
BB & below	1,601	3.8%	2,035	4.6%	2,513	5.5%	2,510	5.3%	2,903	5.7%

Total fixed maturities	$42,428	100.0%	$43,980	100.0%	$45,927	100.0%	$46,912	100.0%	$50,743	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes a real estate joint venture.

[3]	Primarily relates to derivative instruments. Also includes investments in real estate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	March 31,		June 30,		September 30,		December 31,		March 31,
	2009		2009		2009		2009		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$20,040	84.5%	$20,773	84.3%	$22,577	84.1%	$23,911	87.4%	$24,525	89.5%
Equity securities, available-for-sale, at fair value	482	2.0%	586	2.4%	620	2.3%	453	1.7%	476	1.7%
Mortgage loans	756	3.2%	731	3.0%	690	2.6%	671	2.4%	497	1.8%
Limited partnerships and other alternative investments [1]	1,026	4.3%	963	3.9%	952	3.5%	945	3.5%	895	3.3%
Other investments [2]	173	0.7%	114	0.5%	113	0.4%	93	0.3%	110	0.4%
Short-term investments	1,266	5.3%	1,459	5.9%	1,902	7.1%	1,283	4.7%	917	3.3%

Total investments	$23,743	100.0%	$24,626	100.0%	$26,854	100.0%	$27,356	100.0%	$27,420	100.0%

ABS	$276	1.3%	$296	1.4%	$340	1.5%	$401	1.7%	$458	1.9%
CDOs	442	2.2%	468	2.3%	517	2.3%	537	2.2%	549	2.2%
CMBS	2,423	12.1%	2,593	12.5%	2,790	12.4%	2,706	11.3%	2,754	11.2%
Corporate	6,382	31.9%	7,215	34.7%	8,230	36.4%	8,971	37.5%	9,765	39.8%
Foreign government/government agencies	367	1.8%	417	2.0%	421	1.9%	423	1.8%	463	1.9%
Municipal — taxable	135	0.7%	136	0.7%	150	0.7%	143	0.6%	158	0.7%
Municipal — tax-exempt	7,979	39.8%	7,706	37.1%	8,338	36.9%	8,667	36.2%	8,809	35.9%
RMBS	1,280	6.4%	1,212	5.8%	1,240	5.5%	1,234	5.2%	966	3.9%
U.S. Treasuries	756	3.8%	730	3.5%	551	2.4%	829	3.5%	603	2.5%

Total fixed maturities	$20,040	100.0%	$20,773	100.0%	$22,577	100.0%	$23,911	100.0%	$24,525	100.0%

U.S. government/government agencies	$2,061	10.3%	$1,989	9.6%	$1,683	7.5%	$1,967	8.2%	$1,534	6.3%
AAA	5,114	25.5%	3,963	19.1%	4,085	18.1%	4,112	17.2%	3,979	16.2%
AA	4,411	22.0%	5,198	25.0%	5,875	26.0%	6,436	26.9%	6,671	27.2%
A	4,608	23.0%	5,264	25.3%	5,783	25.6%	6,036	25.2%	6,305	25.7%
BBB	3,433	17.1%	3,842	18.5%	4,571	20.2%	4,744	19.9%	5,375	21.9%
BB & below	413	2.1%	517	2.5%	580	2.6%	616	2.6%	661	2.7%

Total fixed maturities	$20,040	100.0%	$20,773	100.0%	$22,577	100.0%	$23,911	100.0%	$24,525	100.0%

[1]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CORPORATE

	March 31,		June 30,		September 30,		December 31,		March 31,
	2009		2009		2009		2009		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$95	6.1%	$115	2.6%	$137	2.7%	$330	12.1%	$316	11.5%
Equity securities, available-for-sale, at fair value	73	4.7%	80	1.8%	87	1.7%	88	3.2%	92	3.4%
Mortgage loans [2]	—	—	288	6.6%	273	5.4%	265	9.7%	256	9.4%
Other investments [3]	39	2.5%	39	0.9%	53	1.0%	52	1.9%	51	1.9%
Short-term investments [4]	1,343	86.7%	3,877	88.1%	4,530	89.2%	1,995	73.1%	2,020	73.8%

Total investments	$1,550	100.0%	$4,399	100.0%	$5,080	100.0%	$2,730	100.0%	$2,735	100.0%

CDOs	$—	—	$1	0.9%	$—	—	$—	—	$—	—
Corporate	91	95.8%	83	72.2%	106	77.4%	54	16.4%	37	11.7%
Foreign government/government agencies	4	4.2%	6	5.2%	10	7.3%	7	2.1%	10	3.2%
Municipal — tax-exempt	—	—	6	5.2%	7	5.1%	7	2.1%	7	2.2%
RMBS	—	—	15	13.0%	12	8.7%	11	3.3%	10	3.2%
U.S. Treasuries	—	—	4	3.5%	2	1.5%	251	76.1%	252	79.7%

Total fixed maturities	$95	100.0%	$115	100.0%	$137	100.0%	$330	100.0%	$316	100.0%

U.S. government/government agencies	$—	—	$17	14.8%	$13	9.5%	$261	79.1%	$261	82.7%
AAA	15	15.8%	16	13.9%	25	18.2%	14	4.2%	12	3.8%
AA	45	47.4%	41	35.7%	52	38.0%	29	8.8%	21	6.6%
A	35	36.8%	35	30.4%	44	32.1%	23	7.0%	21	6.6%
BBB	—	—	4	3.5%	3	2.2%	3	0.9%	1	0.3%
BB & below	—	—	2	1.7%	—	—	—	—	—	—

Total fixed maturities	$95	100.0%	$115	100.0%	$137	100.0%	$330	100.0%	$316	100.0%

[1]	Includes $95, $83, $113, $309 and $297 as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively, which were investments held by The Hartford Financial Services Group, Inc. Includes $27, $21, $20 and $19 as of June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively, held at Federal Trust Corporation.

[2]	Represents mortgage loans held at Federal Trust Corporation.

[3]	Relates to a put option agreement for the Company’s contingent capital facility.

[4]	Includes $1,335, $3,598, $4,341, $1,936 and $1,985 as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively, which were investments held by The Hartford Financial Services Group, Inc. Includes $211, $151, $45 and $29 as of June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively, held at Federal Trust Corporation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
CONSOLIDATED [1]

	March 31, 2010			December 31, 2009
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [2]	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$6,882	$6,760	$(122)	$11,197	$10,838	$(359)
Greater than three months to six months	4,442	4,229	(213)	317	289	(28)
Greater than six months to nine months	229	206	(23)	2,940	2,429	(511)
Greater than nine months to twelve months	2,544	2,181	(363)	2,054	1,674	(380)
Greater than twelve months	21,614	16,689	(4,925)	22,445	16,636	(5,809)

Total	$35,711	$30,065	$(5,646)	$38,953	$31,866	$(7,087)

BIG [4] and Equity AFS Securities

Three months or less	$108	$86	$(22)	$293	$242	$(51)
Greater than three months to six months	222	183	(39)	18	16	(2)
Greater than six months to nine months	7	5	(2)	534	424	(110)
Greater than nine months to twelve months	486	403	(83)	206	166	(40)
Greater than twelve months	3,388	2,369	(1,019)	3,362	2,223	(1,139)

Total	$4,211	$3,046	$(1,165)	$4,413	$3,071	$(1,342)

[1]	Includes investments held in Corporate.

[2]	As of March 31, 2010, fixed maturities represented $5,502, or 97%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of March 31, 2010 and December 31, 2009.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
LIFE

	March 31, 2010			December 31, 2009
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1]	Cost	Value	Loss
Total AFS Securities

Three months or less	$4,784	$4,694	$(90)	$6,831	$6,555	$(276)
Greater than three months to six months	2,641	2,467	(174)	222	201	(21)
Greater than six months to nine months	140	123	(17)	1,294	1,092	(202)
Greater than nine months to twelve months	1,022	887	(135)	1,900	1,537	(363)
Greater than twelve months	16,701	12,631	(4,070)	16,857	12,127	(4,730)

Total	$25,288	$20,802	$(4,486)	$27,104	$21,512	$(5,592)

BIG and Equity AFS Securities

Three months or less	$85	$69	$(16)	$248	$202	$(46)
Greater than three months to six months	182	147	(35)	18	16	(2)
Greater than six months to nine months	7	5	(2)	245	193	(52)
Greater than nine months to twelve months	200	165	(35)	150	117	(33)
Greater than twelve months	2,673	1,801	(872)	2,674	1,704	(970)

Total	$3,147	$2,187	$(960)	$3,335	$2,232	$(1,103)

[1]	As of March 31, 2010, fixed maturities represented $4,413, or 98%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of March 31, 2010 and December 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	March 31, 2010			December 31, 2009
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1]	Cost	Value	Loss
Total AFS Securities

Three months or less	$2,095	$2,064	$(31)	$4,099	$4,020	$(79)
Greater than three months to six months	1,786	1,748	(38)	95	88	(7)
Greater than six months to nine months	89	83	(6)	1,646	1,337	(309)
Greater than nine months to twelve months	1,522	1,294	(228)	154	137	(17)
Greater than twelve months	4,905	4,051	(854)	5,546	4,467	(1,079)

Total	$10,397	$9,240	$(1,157)	$11,540	$10,049	$(1,491)

BIG and Equity AFS Securities

Three months or less	$21	$15	$(6)	$28	$26	$(2)
Greater than three months to six months	25	22	(3)	—	—	—
Greater than six months to nine months	—	—	—	289	231	(58)
Greater than nine months to twelve months	286	238	(48)	56	49	(7)
Greater than twelve months	707	561	(146)	646	478	(168)

Total	$1,039	$836	$(203)	$1,019	$784	$(235)

[1]	As of March 31, 2010, fixed maturities represented $1,089, or 94%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of March 31, 2010 and December 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF MARCH 31, 2010

	LIFE				P&C				CONSOLIDATED [2]
			Percent of				Percent of				Percent of
	Cost or		Total		Cost or		Total		Cost or		Total
	Amortized	Fair	Invested		Amortized	Fair	Invested		Amortized	Fair	Invested
	Cost	Value	Assets [1]		Cost	Value	Assets		Cost	Value	Assets [1]

TOP TEN CORPORATE AND EQUITY, AFS EXPOSURES BY SECTOR

Financial services	$6,504	$6,109	9.4%	Financial services	$2,755	$2,577	9.4%	Financial services	$9,283	$8,710	9.2%
Utilities	4,714	4,867	7.5%	Utilities	1,699	1,739	6.3%	Utilities	6,415	6,608	6.9%
Consumer non-cyclical	4,213	4,437	6.8%	Consumer non-cyclical	1,439	1,506	5.5%	Consumer non-cyclical	5,652	5,943	6.2%
Technology and communications	3,102	3,226	5.0%	Technology and communications	1,051	1,081	3.9%	Technology and communications	4,158	4,312	4.5%
Energy	2,534	2,674	4.1%	Basic industry	767	802	2.9%	Energy	3,299	3,467	3.7%
Capital goods	2,367	2,472	3.8%	Capital goods	773	798	2.9%	Capital goods	3,140	3,270	3.4%
Basic industry	2,255	2,376	3.6%	Energy	765	793	2.9%	Basic industry	3,109	3,270	3.4%
Consumer cyclical	1,629	1,686	2.6%	Consumer cyclical	419	437	1.6%	Consumer cyclical	2,048	2,123	2.2%
Other	911	847	1.3%	Other	364	350	1.3%	Other	1,281	1,203	1.3%
Transportation	666	682	1.0%	Transportation	151	158	0.6%	Transportation	817	840	0.9%

Total	$28,895	$29,376	45.1%	Total	$10,183	$10,241	37.3%	Total	$39,202	$39,746	41.7%

TOP TEN EXPOSURES BY ISSUER [3]

JPMorgan Chase & Co.	$365	$339	0.5%	State of Georgia	$226	$236	0.9%	JPMorgan Chase & Co.	$501	$475	0.5%
Bank of America Corp.	340	282	0.4%	State of Louisiana	175	180	0.6%	Berkshire Hathaway Inc.	317	331	0.4%
Wells Fargo & Co.	306	261	0.4%	State of California	172	166	0.6%	Bank of America Corp.	382	325	0.3%
AT&T Inc.	231	240	0.4%	New York, NY	157	163	0.6%	Wells Fargo & Co.	361	314	0.3%
Berkshire Hathaway Inc.	220	229	0.4%	State of Illinois	135	137	0.5%	AT&T Inc.	291	304	0.3%
Credit Suisse Group AG	234	226	0.4%	Goldman Sachs Group Inc.	143	127	0.5%	State of California	306	301	0.3%
Citigroup Inc.	264	225	0.3%	JPMorgan Chase & Co.	127	126	0.5%	General Electric Co.	351	299	0.3%
Barclays PLC	231	216	0.3%	Westpac Banking Corp.	125	120	0.4%	Citigroup Inc.	327	288	0.3%
General Electric Co.	252	214	0.3%	State of Washington	110	114	0.4%	Barclays PLC	296	275	0.3%
Conocophillips	178	199	0.3%	Government of Canada	112	112	0.4%	Pfizer Inc.	246	270	0.3%

Total	$2,621	$2,431	3.7%	Total	$1,482	$1,481	5.4%	Total	$3,378	$3,182	3.3%

[1]	Excludes equity securities, trading.

[2]	Includes investments held in Corporate.

[3]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.